UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PRIMORIS SERVICES CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A Message from Our Chairman

“We are committed to delivering long-term shareholder value through the consistent execution of our strategy while staying true to our core values. These include supporting the growing needs of our communities by building sustainable infrastructure safely with innovation, quality and exceptional service.”

DEAR STOCKHOLDERS:
On behalf of the Board of Directors, I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation (Nadsaq: PRIM), to be held on Wednesday, May 3, 2023, at 9:00 a.m. Central Time. This year we are holding the meeting away from our Dallas headquarters and a virtual-only meeting was determined to be the best use of financial resources while ensuring ease of access to the meeting for all stockholders to participate. On March 24, 2023, Primoris announced that it will transfer the listing of its common stock from The Nasdaq Stock Market LLC (“Nasdaq”) to the New York Stock Exchange (“NYSE”). Primoris expects that its common stock will commence trading on the NYSE at market open on April 4, 2023 under its current ticker symbol “PRIM”. The Company’s common stock will continue to trade on Nasdaq until market close on April 3, 2023. The transfer is expected to be seamless and no action is required by investors and stockholders in Primoris.
To participate virtually, register at https://www.viewproxy.com/Primoris/2023/ by 11:59 p.m. Central Time on April 28, 2023. You will need to enter your information, including the control number from your proxy card, to receive a password to attend the meeting.
As always, we encourage you to vote your shares prior to the Annual Meeting by completing and returning the enclosed proxy card.
During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2023 Annual Meeting of Stockholders and Proxy Statement. We encourage you to read these materials and the Annual Report to Stockholders on SEC Form 10-K carefully. A copy of the Annual Report is included in this mailing. These materials are also available on our website at www.prim.com.
Your vote is important to ensure the presence of a quorum, whether or not you plan to attend the meeting. Please ensure that your shares are represented and voted by signing, dating and promptly mailing your enclosed proxy card. If you attend the Annual Meeting of Stockholders virtually, you will have the right to vote during the meeting if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.
Thank you for your ongoing support of and continued interest in Primoris Services Corporation.

By Order of the Board of Directors,
David L. King
Chairman of the Board

Notice of the 2023
Annual Meeting of Stockholders
March 24, 2023
TO OUR STOCKHOLDERS:
The 2023 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held virtually on Wednesday, May 3, 2023, at 9:00 a.m., Central Time.
Only stockholders that owned shares of our Common Stock at the close of business on March 13, 2023 are entitled to vote at the Annual Meeting. A list of our stockholders will be made available at our principal executive offices at 2300 N. Field Street, Suite 1900, Dallas, Texas 75201 during ordinary business hours for ten days prior to the Annual Meeting. The list will also be available for the duration of the virtual meeting via a secure link provided to stockholders who register to attend the virtual meeting.
At the Annual Meeting, we will consider the following proposals, which are described in detail in the accompanying Proxy Statement:
1.
to elect nine directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2024 or until a successor is qualified and elected;

2.
the advisory, non-binding vote approving the Company’s named executive officer compensation program;

3.
the advisory, non-binding vote on the frequency of advisory votes on the Company’s named executive officer compensation;

4.
to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

5.
to approve adoption of the Company’s 2023 Equity Incentive Plan; and

6.
to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

Attending the Annual Meeting Virtually
We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in to the extent relevant to the business of the Annual Meeting, as time permits.
Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions, and vote their shares electronically at the Annual Meeting by following the instructions below. Questions by stockholders can also be submitted via the meeting website in advance of the Annual Meeting, in addition to during the Annual Meeting.
WHEN IS THE MEETING?
Wednesday, May 3, 2023, at 9:00 a.m., Central Time HOW DO I ACCESS THE VIRTUAL MEETING?
Log in at https://www.viewproxy.com/Primoris/2023/vm and use the password you received via the registration confirmation email and the control number found on your proxy card
WHO CAN VOTE?
Only stockholders that owned shares of our Common Stock at the close of business on March 13, 2023 are entitled to vote

If you are a stockholder of record, you must:

•
Register at https://www.viewproxy.com/Primoris/2023/ by 11:59 p.m. Central Time on April 28, 2023. You will need to enter your name, phone number, control number (which is included on your proxy card), and email address as part of the registration process, following which you will receive an email confirming your registration and providing your password to attend the Annual Meeting.

•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2023/vm and using the password you received via the registration confirmation email and the control number found on your proxy card.

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If your shares are held in “street name”, you must:
• Obtain a legal proxy from your broker, bank, or other nominee.

•
Register at https://www.viewproxy.com/Primoris/2023/ by 11:59 p.m. Central Time on April 28, 2023. You will need to enter your name, phone number, and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or emailed to VirtualMeeting@viewproxy.com) as part of the registration process, following which you will receive an email confirming your registration and providing your password and virtual control number to attend the Annual Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically during the Annual Meeting.

•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2023/vm and using the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your virtual control number assigned to you in the registration confirmation email.

Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 8:30 a.m. Central Time on May 3, 2023, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
PLEASE VOTE PROMPTLY—YOUR PROXY IS REVOCABLE AND YOU MAY VOTE IN PERSON AT THE MEETING IF YOU WISH.
References to “Primoris”, the “Company”, “we”, “us” or “our” in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its subsidiaries and affiliates, unless otherwise indicated.
By Order of the Board of Directors,

John M. Perisich Executive Vice President, Chief Legal Officer and Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2023: This Proxy Statement and our Annual Report are available free of charge at https://www.cstproxy.com/Primoris/2023, a site that does not have “cookies” that identifies visitors to the site.

PROXY STATEMENT SUMMARY

Voting Matters, Vote Recommendations and Rationale
Voting Matter	Board Voting Recommendation

Proposal 1: Election of Directors
The Board believes that each of the director nominees possess the right set of skills, experience and background necessary to oversee our business and protect the interests of shareholders.
FOR each nominee (see page 10)

Proposal 2: Advisory, Non-Binding Vote Approving the Company’s Named Executive Officer Compensation
The Board and the Compensation Committee believe that compensation policies and procedures are competitive and strongly aligned with the long-term interest of our stockholders.
FOR

Proposal 3: Advisory, Non-Binding Vote Approving the Frequency of Advisory Votes on Named Executive Officer Compensation
Stockholders will have the opportunity to cast an advisory vote on whether the stockholder vote on executive compensation should occur every three years, two years or one year.
EVERY YEAR

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm
The Board and the Audit Committee believe that the retention of Moss Adams LLP is in the best interests of the Company and its stockholders.
FOR

Proposal 5: Approval of the 2023 Equity Incentive Plan
The Board believes equity awards granted under the 2023 Equity Incentive Plan will help attract, motivate and retain talented employees and align employee and stockholder interests.
FOR

2023 PROXY STATEMENT	PRIMORIS | 1

Proxy Statement Summary
How to Vote
Online	Vote by Mail	Changing your vote after returning your proxy card
Stockholders of Record

Before the Meeting:
Have your proxy card available and access www.cstproxyvote.com then follow the prompts to vote your shares.
During the Meeting:
If you have properly registered, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2023/vm using the password you received via the registration confirmation email and the control number found on your proxy card.
You can then vote via the link provided during the Annual Meeting while the polls are open. You will need your control number found on your proxy card
Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.
You can revoke your proxy before it is exercised at the meeting by:
•
delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

•
executing and delivering a later dated proxy card to our Secretary; or

•
attending and voting electronically at the Annual Meeting.

Beneficial Owners

Before the Meeting:
Have your voting instructions form available and access www.cstproxyvote.com then follow the prompts to vote your shares.
During the Meeting:
After obtaining a legal proxy from your broker, bank or other nominee and then after properly registering, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2023/vm using the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.
You can then vote via the link provided during the Annual Meeting while the polls are open. You will need your virtual control number assigned to you in the registration confirmation email.

Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.
You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting.
CORPORATE PROFILE

Primoris Services Corporation is a leading specialty contractor providing critical infrastructure services to the utility and energy markets throughout the United States and Canada. The Company supports a diversified base of blue-chip customers with engineering, procurement, construction, and maintenance services. A focus on multi-year master service agreements and an expanded presence in higher-margin, higher-growth markets such as utility-scale solar facility installations, renewable fuels, power delivery systems and communications infrastructure have also increased the Company’s potential for long-term growth.

2 | PRIMORIS	2023 PROXY STATEMENT

Proxy Statement Summary
OUR HISTORY

The Company’s roots go back to 1960 with the founding of ARB, Inc. (“ARB”), a Bakersfield, California, pipeline construction company. ARB met the growing demand for energy infrastructure that accompanied the mid-century oil boom in the west and quickly established a reputation for great quality and reliability. ARB’s work and reputation fueled significant growth and laid the foundation for Primoris, which is today one of the largest specialty contractors in the country.
Primoris was formed in 2003 and became a Delaware public company in July 2008 when it merged with a special purpose acquisition company (a non-operating shell company). Since that time, the Company has grown organically and through strategic acquisitions, which has allowed it to expand its service capabilities and geographic footprint. Primoris trades under the symbol PRIM.

OUR PEOPLE

Because Primoris believes that its employees are the most valuable resource in successfully completing its projects, the Company employs a dynamic mix of people to create the strongest company possible. As of December 31, 2022, Primoris employed 2,509 salaried employees and 10,293 hourly employees. (The total number of hourly personnel employed varies based on the volume of work in progress.)
One of Primoris’ core values is to provide a safe and healthy workplace for its people. Safety, industrial hygiene, and loss prevention are the direct responsibility of all members of management, and employees receive the appropriate training, equipment, and other resources necessary to complete assigned tasks in a safe and efficient manner. Primoris prides itself on above-average workplace safety. Total Recordable Incident Rate (“TRIR”) tracks the total number of workplace safety incidents, reported as the number of workplace safety incidents per 100 full-time workers during a one-year period. For the year ended December 31, 2022, the Company’s TRIR was 0.5, compared to an industry average of 2.5 per the U.S. Bureau of Labor construction industry statistics.

2023 PROXY STATEMENT	PRIMORIS | 3

Proxy Statement Summary
2022 Business Highlights

Primoris navigated through inflation, supply chain and pipeline permitting challenges, while maintaining its high standards for quality and safety performance in 2022. The Company expanded its power delivery capabilities through the purchase of PLH, grew its communications business both organically and through the acquisition of B Comm, and expanded its presence in the renewables market. Primoris wrapped up the year with a strong fourth quarter, reflecting the momentum that we built throughout 2022.

The Company’s revenue for 2022 was $4.4 billion for the full year, driven by its Energy/Renewables segment revenue, which was up 48%, and its Utilities Segment revenue, which was up 22%, in each case over the same period last year. The Company’s full year net income was $133.0 million, up 15% compared to 2021. Primoris ended 2022 with an earnings per share (“EPS”) of $2.47.

Primoris entered 2023 with a record backlog of $5.5 billion, an increase of 37 percent over the prior year. This includes a fixed backlog of $3.6 billion and a master service agreement (“MSA”) backlog of $1.9 billion.

4 | PRIMORIS	2023 PROXY STATEMENT

Proxy Statement Summary
Compensation Highlights

The goal of our compensation program is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth without encouraging or rewarding excessive risk taking.

What We Do Have
•	Performance-based cash and equity incentives
•	Executive compensation based on performance of corporate objectives
•	Ability to clawback compensation in the event of an accounting restatement which resulted from gross negligence or misconduct
•	Stock ownership guidelines for executive officers and directors
•	Independent compensation consultant engaged by the Compensation Committee
•	All directors on the Compensation Committee are independent
What We Don’t Have
•	No additional retirement benefits are afforded our executives that are not provided to all employees
•	No speculative transactions are allowed amongst directors and executive officers
•	No excessive perquisites
•	No strict benchmarking of compensation to a specific percentile of our peer group

Annual Incentive Plan
The Company’s annual incentive plan for senior leadership and executives is designed to provide annual awards payable in cash based on the performance award formula below:
Performance Award Formula

AIP Target Amount
60%
Net Income Component
Achievement Percentage
Net Income Component Payout
20%
New Business Generated Component
Achievement Percentage
New Business Generated Component Payout
10%
Cash Management Component
Achievement Percentage
Cash Management Component Payout
10%
Safety Performance Component
Achievement Percentage
Safety Performance Component Payout
Total AIP Measurable Award Payout

2023 PROXY STATEMENT	PRIMORIS | 5

Proxy Statement Summary
Corporate Governance Highlights
We believe that good corporate governance practices enable us to meet financial, operational, and strategic objectives, while advancing the long-term interests of our stockholders and promoting accountability and responsiveness amongst the Board and corporate management team.
Separate CEO and Chairman of the Board roles	Succession Planning Process
All committees are chaired by an independent director	Stock Ownership Guidelines for Directors and Officers
Annual Board and Committee Evaluation	Clawback Policy
No interlocking relationships exist between members of our Board and members of any other board	Mandatory Board retirement age of 75
Board Risk Oversight	Corporate code of conduct
Proposed Board Overview
Independence	Tenure	Age	Gender and Ethnic Diversity

6
0-5 Years
2
6-10 Years
1
11+ Years
Avg
Tenure
5.2
years

The following table provides summary information about each director nominee.
			COMMITTEES
Director and Principal Occupation	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance	Strategy and Risk
Michael E. Ching Global Head of Investment Research practice, Evalueserve	60	2022	M			M
Stephen C. Cook (Lead Independent Director) President and principal stockholder, Fieldstone Partners	73	2008	M		M	M
David L. King (Chairman of the Board) Former Chief Executive Officer, Primoris Services Corporation	70	2015
Carla S. Mashinski Former Chief Financial Officer, Cameron LNG	60	2019	C	M
Terry D. McCallister Former Chief Executive Officer, Chairman WGL Holdings, Inc. and Washington Gas	67	2020			C	M
Thomas E. McCormick President and Chief Executive Officer, Primoris Services Corporation	60	2019
Jose R. Rodriguez Former Senior Audit Partner, KPMG LLP	64	2021	M		M
John P. Schauerman Former Chief Financial Officer, Primoris Services Corporation	66	2016		M		C
Patricia K. Wagner Former Group President of the United States Utilities Sempra Energy	60	2020		C		M
C = Chair
M = Member

6 | PRIMORIS	2023 PROXY STATEMENT

Proxy Statement Summary
Environmental Social Governance Highlights
Primoris Services Corporation (“Primoris” or the “Company”) believes that proactive oversight of Environmental, Social and Governance (“ESG”) matters can improve a company’s internal performance as well as have a positive impact on its relationship with all stakeholders—employees, customers, investors, suppliers and communities.
Primoris is proud of our record on environmental, social and governance issues. We formalized our focus on these areas in 2020 with the formation of an Environmental, Social & Governance Committee with the support of our Board of Directors and management team. During 2022, we made progress in each area.
ENVIRONMENT

We are committed to reducing or eliminating negative environmental impacts wherever practical. More than that, we are actively seeking projects that contribute to a lower-carbon future. In 2022 this included $1.2 billion in new solar projects announced with targeted completions over the next several years. In addition, we have taken on several projects that support the production of biofuels and are working with clients to explore options in hydrogen and carbon capture technology, which are expected to play a role in lowering greenhouse gas emissions.
In terms of our own environmental impacts, we have implemented energy-efficient technology in many of our facilities and employ a sustainability framework that helps our renewables customers track and measure the environmental impact of their projects.
$1.2B in new solar projects announced in 2022

2023 PROXY STATEMENT	PRIMORIS | 7

Proxy Statement Summary
SOCIAL

Our social responsibility focus areas include diversity and inclusion both within the Primoris workforce and our supply chain, as well as being good corporate citizens in the communities in which we operate. In 2020, we established a Diversity and Inclusion Committee that reports to the Chief Executive Officer. The committee promotes awareness of diversity and inclusion issues and assists in the development of initiatives that drive increased diversity for Primoris. We have standardized diversity and anti-harassment training across business units and are now tracking female and minority representation across the organization. Our newly created Employee Resource Groups promote diversity and inclusion throughout our organization and within the industry. These groups allow our employees to come together based on shared characteristics or life experiences to raise awareness of historically underrepresented employee groups, enhance personal and professional development, create community, and contribute to our vision and values.
Diversity is an important factor in our procurement and subcontracting decision-making. We maintain a Supplier Diversity database that provides the information to manage our ongoing relationship development with small and diverse companies. Our proactive approach includes developing key suppliers and creating strategic alliances with various Diverse Business Enterprise suppliers. Our approach increases diversity while creating long-term value for the supply chain and our core business. We currently work with 2,700 diverse vendors, representing 15% of our total third party spend.
We also practice good corporate citizenship through volunteerism and financial support. Through efforts such as donating food and toys to local organizations, working with schools and universities, and sponsoring and participating in charitable events, we connect, support, and engage with our communities. We encourage eligible employees to give back through a paid community service day each year and we are proactive in teaming up with clients, peers, and partners in support of their charitable efforts that align with our company values and have a positive impact on our communities.
48% of the overall workforce identified as racial minority 12% of the overall workforce identified as female 2,700 vendors recognized as diverse 8 new employee resource groups

8 | PRIMORIS	2023 PROXY STATEMENT

Proxy Statement Summary
GOVERNANCE

A governance refresh undertaken in 2019 included publication of our Corporate Governance Guidelines and Code of Conduct. Additional actions taken by the Board include Board declassification, mandatory board retirement age of 75, director stock ownership requirement, and prohibition of hedging and short-selling with Primoris stock.
Maintaining security of information and mitigating against cyber risk is vital to maintaining our proprietary information and the trust of our customers and employees. We have several layers of protections in place, all overseen by our Security Steering Committee (“SSC”) that regularly informs the Executive Leadership Team, our Audit Committee, and our Board of Directors. Senior leadership briefs the Board on information security on a quarterly basis. The Audit Committee of the Board of Directors has compliance oversight for matters of Information Technology security risks including cybersecurity risks.
Primoris’ cybersecurity efforts ensure the safety and security of its customers and employees. The SSC is comprised of cybersecurity strategy experts and maintains the policies and awareness of threats and vulnerabilities on an ongoing basis. Further, the SSC educates employees regarding cybersecurity using security awareness training, security bulletins and phishing simulations to reinforce training on a quarterly basis. Cybersecurity training is made available to all employees through an online training portal.
Primoris conducts vulnerability scans and penetration testing and works with a third-party to perform yearly baseline assessments of the cyber program that measures improvement and evaluates the Company’s incident response plan and related solutions. The National Institute of Science and Technology (NIST) Cybersecurity Framework is the basis of the Company’s cybersecurity framework, and on a regular basis, the Audit Committee of the Board of Directors reviews and discusses any key issues related to information technology cybersecurity risks and management programs.
The Company also expanded and made updates to several of its corporate governance policies including its Code of Conduct and Human Rights Policy to include language on our Modern Slavery and Human Rights Trafficking Policy, its Data Security Charter and its Enterprise Risk Management Charter. All of which are available on the Company’s website.
5.2 years average tenure of Primoris board members 78% of Directors are Independent 100% of Committees are chaired by independent directors

2023 PROXY STATEMENT	PRIMORIS | 9

PROPOSAL 1 – ELECTION OF DIRECTORS

General Information
What am I being asked to vote on?
You are being asked to vote to elect nine directors to hold office for a one-year term. The experience and qualifications of each director nominee is included in the biographies in this section.

Each director of the Company’s Board is elected annually to serve a term of one-year. Seven of our current Directors are independent Directors as determined under SEC rules.
The Company has a mandatory Board retirement policy in its Corporate Governance Guidelines which requires that no person older than 75 years may be appointed to or nominated for a director position. The Company has no current members who meet these criteria.
The Board of Directors’ Nominating and Corporate Governance Committee recommended to the Board the nomination of each of the director nominees for election as directors for one-year terms expiring at the 2024 Annual Meeting, or until their successors are qualified and elected or their earlier death, resignation or removal. These recommendations were adopted unanimously by the Board. If the nominees become unavailable for any reason, or if any vacancy occurs before the election at the 2024 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.
Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and entitled to vote on the election of directors, the nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the election of each of the nine director nominees as directors to hold office until our annual meeting of stockholders to be held in 2024 or until their respective successors are duly elected and qualified or upon their earlier death, resignation or removal.

10 | PRIMORIS	2023 PROXY STATEMENT

Proposal 1 – Election of Directors
Information Regarding Director Nominees
The following table sets forth information regarding each Director nominee up for election at the Annual Meeting. There are no family relationships among any Directors, nominees or named executive officers of the Company. To our knowledge, there are no material proceedings to which any Director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.
Name	Position with our Company	Age	Director Since
Michael E. Ching	Independent Director	60	2022
Stephen C. Cook	Independent Lead Director	73	2008
David L. King	Director and Chairman of the Board	70	2015
Carla S. Mashinski	Independent Director	60	2019
Terry D. McCallister	Independent Director	67	2020
Thomas E. McCormick	Director, President and Chief Executive Officer	60	2019
Jose R. Rodriguez	Independent Director	64	2021
John P. Schauerman	Independent Director	66	2016
Patricia K. Wagner	Independent Director	60	2020
The person named in the enclosed proxy card will vote to elect each of the Director nominees as directors, unless you withhold this authority to vote for the election of any or all of the nominees by marking the proxy to that effect.
Director Nominee Highlights

Independence

Independent
78%
Non-Independent

Tenure

6
0-5 Years
2
6-10 Years
1
11+ Years
Avg
Tenure
5.2
years

7
60-69
Avg Age
64.4
years
2
70-79

Gender and Ethnic Diversity

4
Diverse
44%
Diverse
5
Non-
Diverse

2023 PROXY STATEMENT	PRIMORIS | 11

Proposal 1 – Election of Directors
Director Nominees’ Skills and Experience
Our Board selected the nominees based on their diverse set of skills and experiences, which align with our business strategy and contribute to the effective oversight of Primoris.
Core Qualifications Possessed by all Director Nominees
100% Highest Integrity	100% Executive Leadership	100% Business Acumen
Directors with Additional Skills and Experience

Corporate Management	Specialty Construction & Infrastructure Industry	Public Board or Officer	Financial and Accounting	Business Acumen
Michael E. Ching	■		■	■	■
Stephen C. Cook	■	■	■	■	■
David L. King	■	■	■		■
Carla S. Mashinski	■	■	■	■	■
Terry D. McCallister	■	■	■		■
Thomas E. McCormick	■	■	■		■
Jose R. Rodriguez	■		■	■	■
John P. Schauerman	■	■	■	■	■
Patricia K. Wagner	■	■	■	■	■

We believe that our Board should consist of individuals reflecting the diversity represented by our employees, customers, and communities in which we operate. The below table provides information related to the composition of our board members and nominees. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of March 24, 2023)
Total Number of Directors: 9	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0

12 | PRIMORIS	2023 PROXY STATEMENT

Proposal 1 – Election of Directors
Total Number of Directors: 9	Female	Male	Non-Binary	Did Not Disclose Gender
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographics Background	0	0	0	0

2023 PROXY STATEMENT	PRIMORIS | 13

Proposal 1 – Election of Directors
Director Nominees’ Biographies and Special Skills
AGE • 60 DIRECTOR SINCE • 2022 COMMITTEES • Audit • Strategy & Risk
MICHAEL E. CHING
Professional Experience
Michael Ching has over 35 years of experience in the investment banking and technology industries. He has served as the head of Evalueserve’s Investment Research practice since January 2022. Evalueserve is a leading global firm empowering its clients with AI-driven products and solutions. Its investment research business provides leading sell-side and buy-side research organizations with advanced digital platforms and global talent. From 2002 to 2019, he served as Managing Director and Deputy Head of Equities Research at UBS, where he helped manage a department of 150 equity research analysts and associates. Prior to that, Mr. Ching served as a ranked technology analyst at Merrill Lynch. He also worked at Bell Laboratories for nearly ten years as a District Manager and systems engineer focusing on data and fiber optic networks. He holds an M.B.A. from The Wharton School of the University of Pennsylvania, an M.S. in Electrical Engineering from Stanford University, and a B.S. in Electrical Engineering from Rutgers University.
Reasons for Nomination
We believe that Mr. Ching’s qualifications to serve on our Board include his in-depth knowledge of capital markets, equities research, financial modeling and data analysis and his understanding of systems engineering. The Board has determined that Mr. Ching meets the SEC rules for independence and is therefore an independent Director.

AGE • 73 DIRECTOR SINCE • 2008 COMMITTEES • Audit • Nominating & Corporate Governance • Strategy & Risk
STEPHEN C. COOK
Professional Experience
Stephen Cook has served as one of our Directors since July 2008 and in May 2010 was appointed by the Board as Lead Director of the Company. Since 1990 he has served as President and principal stockholder of Fieldstone Partners, a Houston, Texas-based investment banking firm focused primarily on corporate merger and acquisition advisory services. He has over 45 years of experience in the investment banking business, including 10 years with Rotan Mosle, Inc., a Texas-based regional investment firm and underwriter where he served as co-head of the corporate finance department and as a director of the firm. Mr. Cook received a B.A. in Economics from Princeton University and an M.B.A. from Harvard Business School. Mr. Cook also serves on the board of Alzeca Biosciences, Inc., Solid Surface Care, Inc. and BTU Research LLC, all privately held companies.
Reasons for Nomination
We believe that Mr. Cook’s qualifications to serve on our Board include his business and investment banking experience and his wealth of knowledge of mergers and acquisitions. The Board has determined that Mr. Cook meets the SEC rules for independence and is therefore an independent Director.

14 | PRIMORIS	2023 PROXY STATEMENT

Proposal 1 – Election of Directors
AGE • 70 DIRECTOR SINCE • 2015
DAVID L. KING
Professional Experience
David King has served as our Chairman since May 2019 and as one of our Directors since May 2015. He served as our Chief Executive Officer from August 2015 until November 2019, and also served as our President from August 2015 until April 2019. Prior to that, Mr. King was our Executive Vice President, Chief Operating Officer since March 2014. Prior to joining Primoris, Mr. King spent several years at Chicago Bridge & Iron (“CB&I”), a large NYSE listed construction company that was acquired by McDermott International, most recently as President of Lummus Engineered Products from 2013 to March 2014. From 2010 to 2013 he was President of CB&I Project Engineering & Construction based in The Hague, Netherlands responsible for worldwide operations. From 2009 to 2010 he was Group Vice President for Downstream Operations for CB&I Lummus located in The Woodlands, Texas. Mr. King also managed and helped establish the Global Services Group for CB&I in 2008. He has extensive Engineering, Procurement, Fabrication and Construction industry experience in energy-related projects, liquefied natural gas, offshore, pipelines, refining, petrochemicals, gas processing, oil sands, synthesis gas and gas-to-liquids. Recognized as NACD Directorship Certified by the National Association of Corporate Directors, Mr. King received his bachelor’s degree in Mechanical Engineering from Texas Tech University, an M.B.A. from the University of Texas, Tyler, and an Advanced Executive Management Degree from INSEAD in Fontainebleau, France.

Reasons for Nomination
Mr. King has a wealth of knowledge and experience in the industry and our business and has an in-depth knowledge of our employees, culture, competitors and the effect on our business of various government policies. We believe that his history and experience demonstrate that Mr. King is well qualified to serve on our Board.

2023 PROXY STATEMENT	PRIMORIS | 15

Proposal 1 – Election of Directors
AGE • 60 DIRECTOR SINCE • 2019 COMMITTEES • Audit (Chair) • Compensation
CARLA S. MASHINSKI
Professional Experience

Carla Mashinski has served as one of our Directors since March 2019. Since July 2015, Ms. Mashinski served as Chief Financial Officer of Cameron LNG, a natural gas liquefaction terminal near the Gulf of Mexico; effective February 2017, her title was expanded to Chief Financial and Administrative Officer until her retirement in May 2022. From 2014 to July 2015, she served as Chief Financial Officer and Vice President of Finance and Information Management for the North America Operation of SASOL, an international integrated energy company. From 2008 to 2014, Ms. Mashinski was employed by SBM Offshore, Inc., a provider of leased floating production systems for the offshore energy industry, serving as Vice President of Finance and Administration, U.S. Chief Financial Officer from 2008 to February 2014, and as Commercial and Contracts Manager from February to August 2014. She served as Vice President and Chief Accounting Officer and Controller of Gulfmark Offshore from 2004 to 2008. Prior to that, Ms. Mashinski held various finance and accounting positions for Duke Energy (1999-2004) and Shell Oil Company (1985-1998) or its affiliated companies. Ms. Mashinski is a certified public accountant, certified management accountant, and a certified project management professional with a B.S. degree in accounting from the University of Tennessee, Knoxville and an Executive M.B.A. from the University of Texas, Dallas.
Recognized as NACD Directorship Certified by the National Association of Corporate Directors, Ms. Mashinski also serves on the board of BKV Corporation, a privately held natural gas exploration and production company that seeks to deliver reliable, sustainable energy. She previously served on the boards of Unit Corporation (NYSE:UNT), a U.S. based energy company engaged in oil and gas exploration and production, contract drilling, and gas gathering and processing and CARBO Ceramics (OTCQB:CRRT), a global technology company that provides products and services to the oil & gas and industrial markets.

Reasons for Nomination
We believe that Ms. Mashinski’s qualifications to serve on our Board include her experience as a director of various public companies, her accounting and financial expertise as a certified public accountant, certified management accountant, and project management professional, her executive level experience with corporate financial, human resources, and information management activities, and her industry experience in strategic planning, risk management, compensation, mergers and acquisitions, joint ventures, and financial leadership. The Board has determined that Ms. Mashinski meets the SEC rules for independence and is therefore an independent Director.

16 | PRIMORIS	2023 PROXY STATEMENT

Proposal 1 – Election of Directors
AGE • 67 DIRECTOR SINCE • 2020 COMMITTEES • Nominating & Corporate Governance (Chair) • Strategy & Risk
TERRY D. MCCALLISTER
Professional Experience

Terry McCallister has served as one of our Directors since July 2020. Mr. McCallister has a forty-year history in nearly all aspects of the energy sector, including utilities, pipelines, clean energy, and exploration and production endeavors. He was Chairman and Chief Executive Officer of WGL Holdings, Inc. and Washington Gas from 2009 until his retirement in 2018. Prior thereto, Mr. McCallister served as President and Chief Operating Officer of WGL and Washington Gas, joining Washington Gas in 2000 as Vice President of Operations. He has also held various leadership positions with Southern Natural Gas and Atlantic Richfield Company. Mr. McCallister has a B.S. in Engineering Management from the University of Missouri-Rolla and is a graduate of the University of Virginia’s Darden School of Business Executive Program.
Mr. McCallister currently serves on the Board of AltaGas Ltd. (TO: ALA) since 2018, where he is a member of the Environment, Health, and Safety committee. His Board experience includes serving as the Chair of WGL Holdings prior to its being acquired in 2018. He has served on the National Petroleum Council, the American Gas Association, the Gas Technology Institute, and the Southern Gas Association and is a member of the Institute of Corporate Directors.

Reasons for Nomination
We believe that Mr. McCallister’s qualifications to serve on our Board include his experience as a director of various public companies and his in-depth knowledge of the energy industry. He also brings valuable senior leadership to the Board. The Board has determined that Mr. McCallister meets the SEC rules for independence and is therefore an independent Director.

AGE • 60 DIRECTOR SINCE • 2019
THOMAS E. MCCORMICK
Professional Experience
Thomas McCormick has served as our President and Chief Executive Officer since November 2019 and has served as one of our Directors since August 2019. Mr. McCormick is responsible for the management, strategy, profitable growth and operations of the Company. He is focused on collaborating with leadership and the board of directors to establish, develop and implement Primoris’ mission, vision, strategy, objectives and policies. He was named President of the Company in April 2019 and became CEO in November of that same year, after joining the Company as Executive Vice President, Chief Operating Officer in April 2016. Prior to joining the Company, Mr. McCormick held a variety of executive positions with Chicago Bridge & Iron Company beginning in 2007. Such positions included President—Oil & Gas, Senior Vice President—Gas Processing & Oil Sands, Global Vice President—Downstream Operations and Vice President Operations. Prior to 2007, Mr. McCormick worked for more than 17 years at BE&K Engineering & Construction on a variety of heavy industrial projects. Mr. McCormick has a Bachelor of Science degree in Civil Engineering from Florida State University and an Advanced Executive Management Degree from INSEAD in Fontainebleau, France.
Reasons for Nomination
Mr. McCormick has extensive knowledge and experience in our industry and our business and has obtained an in-depth knowledge of our employees, culture, competitors and the effect on our business of various government policies. We believe that his history and experience demonstrate that Mr. McCormick is well qualified to serve on our Board.

2023 PROXY STATEMENT	PRIMORIS | 17

Proposal 1 – Election of Directors
AGE • 64 DIRECTOR SINCE • 2021 COMMITTEES • Audit • Nominating & Corporate Governance
JOSE R. RODRIGUEZ
Professional Experience

Jose Rodriguez has served as one of our Directors since May 2021. He is a retired senior audit partner from KPMG, where he served for over 25 years. During his career at KPMG he held various leadership positions, which included serving on its board of directors and as lead director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute (ACI); east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-size private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; agribusiness; oil and gas and mergers and acquisitions. Additionally, Mr. Rodriguez is a NACD Fellow and has been included in NACD’s D-100 list, which recognizes the most influential people in and around the boardroom.
Mr. Rodriguez currently serves on the Board of CareMax, Inc (Nasdaq:CMAX) since June 2021, where he is Chair of the Board, Chair of the Audit committee and a member of the Compliance committee. Mr. Rodriguez also currently serves on the Board of Popular, Inc (Nasdaq:BPOP) since June 2021, where he serves on the Audit committee and Risk committee
Mr. Rodriguez serves on the board of trustees of Marymount University; board of directors of Latin Corporate Directors Association (first Vice Chair), SECU Family House (Chair), the North Carolina Association of CPAs (Chair-elect), the Dean’s Advisory Council at the University of Miami Herbert School of Business (Chair) and the Business School Advisory Board at Wake Forest University. He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez received a B.B.A with a major in accounting from the University of Miami.

Reasons for Nomination
We believe that Mr. Rodriguez’s qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit committees and experience in shaping corporate governance strategy to drive long-term corporate value creation to enhance investor confidence. Mr. Rodriquez has four decades of expertise in driving innovative growth, aligning risk with strategy, and developing dynamic talent and the right culture to unlock the power of diversity, inclusion and equity. The Board determined that Mr. Rodriguez meets the SEC rules for independence and therefore would qualify as an Independent Director.

18 | PRIMORIS	2023 PROXY STATEMENT

Proposal 1 – Election of Directors
AGE • 66 DIRECTOR SINCE • 2016 COMMITTEES • Compensation • Strategy & Risk (Chair)
JOHN P. SCHAUERMAN
Professional Experience
John Schauerman has served as one of our Directors since November 2016. He served as the Company’s Executive Vice President of Corporate Development from February 2009 to December 2012 and was responsible for developing and integrating Primoris’ overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions. Prior to that, Mr. Schauerman served as our Chief Financial Officer from February 2008 to February 2009. He also served as a director of the Company from July 2008 to May 3, 2013 and as a director of its predecessor entity, ARB, Inc. (“ARB”) from 1993 to July 2008. Mr. Schauerman joined ARB in 1993 as the Company’s Senior Vice President. Previously, he served as Senior Vice President of Wedbush Morgan Securities, Inc., a regional investment bank focused on financing activities for middle market companies (n/k/a Wedbush Securities, Inc.). Mr. Schauerman has served on the Board of Directors of Ascent Industries Co (Nasdaq: ACNT) since June 2021. Mr. Schauerman also served on the Boards of Directors of MYR Group (Nasdaq: MYRG) from March 2016 through November 2016; Harmony Merger Corp. (Nasdaq:HRMNU), a blank check investment company, from March 2015 through July 2017, and Wedbush Securities, Inc., a leading financial services and investment firm, from August 2014 through February 2018. Mr. Schauerman is a member of the Dean’s Executive Board of the UCLA School of Engineering. Mr. Schauerman holds an M.B.A. in Finance from Columbia University, New York, and a B.S. in Electrical Engineering from the University of California, Los Angeles.
Reasons for Nomination
We believe that Mr. Schauerman’s qualifications to serve on our Board include his experience as a director of various public companies, his experience as chief financial officer of a construction company, his wealth of knowledge of business systems and understanding of generally accepted accounting principles, experience in analyzing financial statements, understanding of internal control over financial reporting and his understanding and knowledge of public company rules and regulations. The Board determined that Mr. Schauerman meets the SEC rules for independence and is therefore an independent Director.

2023 PROXY STATEMENT	PRIMORIS | 19

Proposal 1 – Election of Directors
AGE • 60 DIRECTOR SINCE • 2020 COMMITTEES • Compensation (Chair) • Strategy & Risk
PATRICIA K. WAGNER
Professional Experience

Patricia Wagner has served as one of our Directors since July 2020. Ms. Wagner has over thirty years of experience in the utility and industrial markets, with leadership experience at both the corporate and operating subsidiary level. She was Group President of U.S. utilities for Sempra Energy (NYSE: SRE) until her retirement in 2019. Her career with Sempra spanned nearly twenty-five years and included such leadership roles as Chief Executive Officer of SoCal Gas and Chief Executive Officer of Sempra U.S. Gas & Power, which included Sempra’s renewable energy infrastructure portfolio along with other infrastructure assets. She also held leadership roles in accounting, information technology, and audit. Prior to her time at Sempra, she held positions at Fluor, Allergan Pharmaceuticals, and American McGaw.
Ms. Wagner currently serves on the Boards of Apogee Enterprises, Inc. (NASDAQ: APOG), where she is the chair of the Compensation committee and a member of the Nominating & Corporate Governance committee, and of California Water Service Group (NYSE: CWT), where she is chair of the Finance and Investment committee and is a member of the Audit committee. Ms. Wagner holds a B.S. in Chemical Engineering from California Polytechnic State University and an M.B.A. from Pepperdine University.

Reasons for Nomination
We believe that Ms. Wagner’s qualification to serve on our Board include her experience as a director of various public companies and her in-depth knowledge of regulated utilities and familiarity with the California regulatory environment. She also brings valuable accounting and finance, senior leadership and operational experience to the Board. The Board has determined that Ms. Wagner meets the SEC rules for independence and is therefore an independent Director.

20 | PRIMORIS	2023 PROXY STATEMENT

PROPOSAL 2 – ADVISORY, NON-BINDING VOTE APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

General Information
What am I being asked to vote on?
You are being asked to vote on a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

We believe that our compensation policies and procedures are competitive and strongly aligned with the long-term interest of our stockholders. This advisory stockholder vote, commonly known as “Say-on-Pay”, gives you as a stockholder the opportunity to express approval or withhold approval of the compensation we pay our named executive officers through voting for or against the following resolution:
“Resolved, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy statement pursuant to the disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussions).”
The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under the heading “Compensation Discussion and Analysis” in this proxy statement. The Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.
Stockholders are encouraged to carefully review the “EXECUTIVE COMPENSATION” section of this proxy statement for a detailed discussion of the Company’s executive compensation program.
Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the ratification of the advisory, non-binding proposal on the compensation of the Company’s named executive officers.

2023 PROXY STATEMENT	PRIMORIS | 21

PROPOSAL 3 – ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

General Information
What am I being asked to vote on?
You are being asked to vote on a non-binding, advisory proposal regarding the frequency of the advisory stockholder vote on named executive officer compensation.

Stockholders will have the opportunity to cast an advisory vote on whether the stockholder vote on executive compensation should occur every three years, two years or one year. Stockholders may also abstain from voting on the matter.
Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of the advisory stockholder vote on named executive officer compensation.
We believe this approach provides the most efficient form of communication and lends itself to the long-term nature of the compensation plans for our management. The vote corresponds to the information presented in the accompanying proxy statement for the annual stockholders meeting. We emphasize that you are not voting to approve or disapprove the Board of Directors’ recommendation. Instead, your proxy card provides you with four options regarding this advisory, non-binding proposal. You may cast an advisory vote for the stockholder vote on executive compensation to occur every third year, every other year, or every year, or you may abstain from voting on the matter.
The Compensation Committee and the Board believes that the advisory vote to approve the Company’s executive compensation should be conducted every year because they believe this frequency will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. To that end, we believe that stockholders should have a frequent opportunity to express their views on our executive compensation program, consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and other matters. For these reasons, we are asking our stockholders to vote for a frequency of every year.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote for an advisory stockholder vote on named executive officer compensation EVERY YEAR.

22 | PRIMORIS	2023 PROXY STATEMENT

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information
What am I being asked to vote on?
You are being asked to vote to approve the Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We are asking the stockholders to ratify the Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB and has served as our auditor since 2006. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. If the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
A Moss Adams LLP representative is expected to attend the 2023 Annual Meeting of the Stockholders. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate stockholder questions.
The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2023.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

2023 PROXY STATEMENT	PRIMORIS | 23

PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN.

General Information
What am I being asked to vote on?
You are being asked to vote to approve the adoption of the Company’s 2023 Equity Incentive Plan.

Overview
The Board of Directors is requesting that stockholders vote in favor of adopting the Primoris Services Corporation 2023 Equity Incentive Plan (“2023 Plan”). The Board believes that the 2023 Plan is in the best interests of the stockholders and the Company, as equity awards granted under the 2023 Plan will help attract, motivate and retain talented employees, non-employee directors and consultants; will help align employee and stockholder interests; will help link employee compensation with Company performance; and will maintain our culture of employee stock ownership.
The 2023 Plan is intended to replace the Company’s 2013 Equity Incentive Plan (“2013 Plan”), which was adopted by our stockholders in May 2013. The 2013 Plan is currently the sole plan for providing equity incentive compensation to eligible employees, non-employee directors and consultants and will expire pursuant to its terms on May 3, 2023. If the stockholders do not approve the 2023 Plan, we will not have an equity incentive plan under which we can grant equity awards to employees, non-employee directors, and consultants after May 3, 2023. Therefore, stockholder approval of the 2023 Plan is critical to the Company’s success. If the stockholders approve the 2023 Plan, we will not make any further grants under the 2013 Plan following the date of such approval.
The following summary of major features of the proposed 2023 Plan is qualified in its entirety by reference to the actual text of the 2023 Plan, which is included in the Appendix to this proxy statement.
Stock Subject to the 2023 Plan
General
Our Board of Directors determined the requested number of shares of stock for our 2023 Plan based on projected new-hire equity awards, annual equity awards to employees and non-employee directors, employee recognition and promotion awards, as well as well as an assessment of the magnitude of the share reserve under the plan that our stockholders would likely find acceptable. Subject to adjustment in the event of stock splits, stock dividends and similar events, the number of shares available for issuance under the 2023 Plan is equal to the sum of (i) 6,500,000 shares of Primoris Common Stock, $0.0001 par value, plus (ii) the number of shares of stock subject to any award outstanding under the 2013 Plan as of the effective date of the 2023 Plan that after such effective date are not issued because such award is forfeited, is canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash.
Dilution, Overhang and Burn Rate
As of March 13, 2023, there were (i) restricted stock units with respect to 835,590 shares outstanding under the 2013 Plan and 95,909 shares outstanding under the Restricted Stock Unit Inducement Awards, (ii) no other equity awards outstanding and (iii) 26,452 shares remaining available for the grant of new awards under the 2013 Plan.
In determining the number of shares available under the 2023 Plan, we considered the impact of dilution, overhang and our three-year average burn rate. Dilution is total equity awards granted less cancellations, divided by the total common equivalent shares outstanding at the beginning of the year. Since 2013, dilution has been less than 0.6% in each year. Overhang is the equity awards outstanding but not exercised, plus equity awards available to be granted, divided by the total common equivalent shares outstanding at the end of the year. As of December 31, 2022, our overhang was 2.0%. If the shares requested for issuance under the 2023 Plan were included, our overhang as of December 31, 2022 would have been 12.5%. Our equity plan share usage over 2020, 2021 and 2022 represented a three-year average gross burn

24 | PRIMORIS	2023 PROXY STATEMENT

PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
rate of 0.6%, as calculated by reference to the total number of equity awards granted in a given fiscal year divided by the weighted average number of shares of our stock outstanding for that fiscal year.
We expect the proposed share pool under the 2023 Plan will allow us to continue to grant equity awards at our historic rates for approximately 10 years, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice. Please note that if this proposal is not approved, we will retain the ability to make equity awards under the terms of the 2013 Plan until the expiration of that plan.
Promotion of Good Governance Practices
We have incorporated a number of provisions in the 2023 Plan to protect stockholders and reflect corporate governance best practices, including the following:
•
No Evergreen:   The 2023 Plan does not include an “evergreen” or other automatic increase in the number of shares of stock available for grant under the plan and therefore any increase to the maximum number of shares of stock available under the 2023 Plan is subject to approval by our stockholders, allowing our stockholders to have a say on our equity compensation programs.

•
No Repricing:   The 2023 Plan prohibits the repricing of stock options and stock appreciation rights without stockholder approval, the exchange or substitution of one award for another award that has the effect of reducing the exercise or purchase price, and the cancellation or exchange of underwater awards for cash, another award or other property, except in a change in control transaction or in connection with the issuance of substitute awards.

•
Minimum Vesting Requirement:   Awards under the 2023 Plan will vest no earlier than the first anniversary of the date of grant, with the exception of substitute awards, awards to non-employee directors that vest on the earlier of the first anniversary or the next annual meeting of stockholders that is at least 50 weeks after the prior annual meeting, awards that vest in connection with a participant’s death, disability, retirement or upon or following a change in control, and up to 5% of the shares of stock reserved under the 2023 Plan.

•
Limitations on Liberal Share Recycling:   The 2023 Plan prohibits the re-granting of (i) shares of stock withheld or delivered to satisfy the exercise price of an award or to satisfy withholding obligations, (ii) shares of stock that were subject to a SAR and were not issued upon the settlement or net exercise of such award and (iii) shares of stock repurchased on the open market using proceeds from the exercise of an award.

•
Limit on Non-Employee Director Compensation:   The 2023 Plan contains an annual limit on cash and equity-based compensation that may be paid or granted, whether under the 2023 Plan or otherwise, to our non-employee directors of $500,000 (or $800,000 for any non-employee director in the year he or she first joins the Board and for any non-employee director designated as Chairman of the Board or Lead Director).

•
Clawback Provision:   Awards under the 2023 Plan are subject to clawback provisions described below.

•
Term and Exercise Price Limits on Options and SARs:   Options and SARs granted under the 2023 Plan are subject to a maximum term of ten years, and options and SARs may not be granted at a discount to the applicable fair market value of our stock on the date of the grant.

•
No Reload Awards:   No Award under the 2023 Plan may provide for an automatic “reload” of grants of additional awards upon the exercise of an Option or SAR.

•
Material Amendments Require Stockholder Approval:   Stockholder approval is required prior to an amendment of the 2023 Plan that would (i) increase the number of shares of stock authorized under the plan (other than with respect to certain corporate events or substitute awards), (ii) expand the class of persons eligible to receive awards under the plan or (iii) effect any other amendment that would require stockholder approval under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which our stock are traded.

Key Provisions of the Proposed 2023 Plan
The following is a summary of certain provisions of the 2023 Plan:
Plan Term:	May 3, 2023 to May 3, 2033.
Eligible Participants:	Awards may be granted only to employees, consultants and directors.
Shares Available:	6,500,000 shares of Primoris Common Stock, $0.0001 par value, plus the number of shares of stock subject to any award outstanding under the 2013 Plan as of the effective date of the

2023 PROXY STATEMENT	PRIMORIS | 25

PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
2023 Plan that after such effective date are not issued because such award is forfeited, is canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash. No awards will be granted under the 2013 Plan if the stockholders approve the 2023 Plan.
Award Types:	(1) Stock options
(2) Stock appreciation rights (SARs)
(3) Stock awards
(4) Restricted stock unit (RSU) awards
(5) Performance awards
(6) Other stock-based awards
Option/SAR Terms:	Stock options and SARs will have a term of no longer than 10 years.
Vesting of Awards:	As determined by the Compensation Committee of the Board or such other committee or subcommittee of the Board (Committee), subject to minimum vesting of at least one year (with certain exceptions).
Not Permitted:
(1)
Granting of stock options or SARs at a price below the applicable fair market value of our stock on the date of the grant.

(2)
Unless approved by stockholders, cancellation of stock options or SARs and a grant in substitution thereof of new options or SARs having a lower exercise price, or amending outstanding stock option or SAR agreements to reduce their exercise price.

Limits on Awards to Non-Employee Directors Per Calendar Year:	$500,000 annual limit on cash and equity-based (based on the grant date fair value) compensation granted or paid under the 2023 Plan or otherwise to any non-employee director, with such annual limit increased to $800,000 for any non-employee director in the year he or she first joins the Board and for any non-employee director designated as Chairman of the Board or Lead Director and provided, further, however, that fees paid by the Company on behalf of any non-employee Director in connection with regulatory compliance and any amounts paid to a non-employee Director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to a non-employee Director in his or her capacity as an advisor or consultant to the Company.
Eligibility
Employees of Primoris and its subsidiaries and affiliates and non-employee directors are eligible to receive awards. In addition, persons engaged to provide consulting or advisory services (other than as an employee or a member of the Board) to the Company are eligible to receive awards. As of March 13, 2023, there were approximately 14,000 employees (including four executive officers) and eight non-employee directors who were eligible to participate.
Dividends
Any dividends paid with respect to the shares of stock underlying a stock award and any dividend equivalents granted by the Committee with respect to a restricted stock unit award shall, in each case, be subject to the same vesting, forfeitability provisions and restrictions on transfer as the award with respect to which granted. Options, SARs and performance units are not eligible to receive dividend equivalents.
Performance Measures
For performance-based awards, the Committee will establish performance goals with respect to one or more targets to be attained with respect to one or more measures of business, financial, operational, or individual performance or any other measure of performance. These performance measures may be applied individually, alternatively, or in any combination, either to the Company as a whole or to a business unit or subsidiary. They may be established individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured, including annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group.

26 | PRIMORIS	2023 PROXY STATEMENT

PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
Awards
The 2023 Plan provides for the following types of awards: options (either incentive stock options or non-statutory stock options), SARs, stock awards, restricted stock units, performance units, performance shares, and dividend equivalent rights. Awards under the 2023 Plan may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.
The principal features of the various types of awards authorized under the 2023 Plan are summarized as follows:
•
Stock Options.   An option represents the right to purchase a specified number of shares of our stock at a specified exercise price and subject to the other terms and conditions that are set forth in the award agreement. An option that is not intended to be an “incentive stock option” is a “non-statutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of our stock on the date of grant. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2023 Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). The maximum aggregate number of shares of our stock that may be issued under the 2023 Plan pursuant to the exercise of incentive stock options may not exceed 6,500,000, and no incentive stock options may be granted after February 22, 2033.

The 2023 Plan permits payment of the exercise price for the shares of stock being purchased pursuant to any option to be made with one or more of the following methods to the extent set forth in the applicable option agreement and subject to the terms of the 2023 Plan: (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of stock owned by the participant having a fair market value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. No dividend equivalents may be paid with respect to options.
•
Stock Appreciation Rights (SARs).   A SAR represents the right to receive, upon exercise, a number of shares of our stock or cash (or a combination of shares of our stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our stock over the exercise price. The 2023 Plan provides that the exercise price of a SAR may not be less than 100% of the fair market value of our stock on the date the SAR is granted and that SARs may not be granted with a term in excess of 10 years. SARs may be granted in tandem with an option, in which case only the option or the SAR may be exercised, or on a stand-alone basis. If, on the date on which a SAR would otherwise expire or terminate, the SAR remains exercisable as of immediately prior to such expiration or termination and any such exercise would result in a payment of shares or cash to the holder of the SAR, then the SAR shall be automatically exercised as of the date of expiration or termination. No dividend equivalents may be paid with respect to SARs.

•
Stock Awards.   A stock award entitles the participant to acquire shares of our stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to the shares subject to a stock award will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

•
Restricted Stock Unit (RSU) Awards.   A RSU entitles the participant to receive shares of our stock or cash equal to the fair market value of such shares, or a combination thereof, to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by the Committee. A participant has no voting rights with respect to any RSU unless and until the shares underlying such award are issued to the participant. An RSU award agreement may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our stock. Any such dividend equivalents may be settled in cash and/or shares of our stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded.

•
Performance Awards.   Performance awards may be granted in the form of performance shares, performance units or any other type of award permitted to be granted under the 2023 Plan. A performance award shall be subject to a performance measure, as described above, which shall apply with respect to the performance period in each case as determined by the Committee and set forth in the applicable award agreement. The value payable to

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PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
the holder of a performance award in settlement of such award will depend on the extent to which the performance goals established by the Committee are attained within the performance period established by the Committee. The Committee may, at the time of grant or at any time thereafter, provide for positive or negative adjustment to the performance award to reflect the participant’s individual performance or such other factors as the Committee may determine. Performance awards granted as performance shares will only be entitled to dividends to the extent that the performance goals applicable to the underlying shares are attained. No dividend equivalents may be paid with respect to performance units.
•
Other Stock-Based Awards.   The Committee may grant other stock-based awards under the 2023 Plan that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our stock, as deemed by the Committee to be consistent with the purposes of the 2023 Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, other rights convertible into shares of stock and awards valued by reference to the book value of stock or the value of securities of specified subsidiaries, affiliates or business segments or units. The Committee may determine the terms and conditions of such other stock-based awards, which may be awarded either alone or in addition to or in tandem with any other awards under the plan.

General Provisions
Transferability
In general, awards under the 2023 Plan are transferable only by will or the laws of descent and distribution, or to the extent otherwise determined by the Committee in its discretion, but subject to the limitations of the instructions to the Form S-8 Registration Statement under the Securities Act of 1933, as amended.
Minimum Vesting
Awards under the 2023 Plan will vest no earlier than the first anniversary of the date of grant, with the exception of substitute awards, awards to non-employee directors that vest on the earlier of the first anniversary or the next annual meeting of stockholders that is at least 50 weeks after the prior annual meeting, awards that vest in connection with a participant’s death, disability, retirement or upon or following a change in control and up to 5% of the shares reserved under the 2023 Plan.
Administration
The 2023 Plan will be administered by the Compensation Committee of the Board or such other committee or subcommittee of the Board (Committee). All questions of interpretation of the 2023 Plan or of any award shall be determined by the Committee. Subject to the provisions of the 2023 Plan, the Committee shall have the full and final power and authority, in its discretion, to determine the persons to whom, and the time or times at which, awards shall be granted; to determine the terms, conditions and restrictions applicable to each award; to determine whether an award will be settled in shares of stock, cash, or in any combination thereof; to approve one or more forms of Award Agreement; to amend, modify, extend, cancel or renew any award or to waive any restrictions or conditions applicable to any award or any shares acquired pursuant thereto; to accelerate, continue, extend or defer the exercisability or vesting of any award or any shares acquired pursuant thereto; to prescribe, amend or rescind rules, guidelines and policies relating to the 2023 Plan, or to adopt sub-plans or supplements to, or alternative versions of, the 2023 Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted awards; and to correct any defect, supply any omission or reconcile any inconsistency in the 2023 Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the 2023 Plan or any award as the Committee may deem advisable to the extent not inconsistent with the provisions of the 2023 Plan or applicable law. The Committee may, in its discretion, delegate to a committee comprised of one or more officers or employees of the Company the authority to grant awards under the 2023 Plan, subject to the limitations set forth in the 2023 Plan and applicable law.
Clawback Provision
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned

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PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
Awards granted under the 2023 Plan will also be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or as the Committee otherwise determines to be necessary or appropriate.
Plan Amendments Requiring Stockholder Approval
The Board may terminate, amend or suspend the 2023 Plan at any time, provided that no action is taken by the Board (except those described in “Adjustments for Changes in Capital Structure”) without stockholder approval to:
•
increase the number of shares of stock that may be issued under the 2023 Plan;

•
grant stock options or SARs with an exercise price that is less than the fair market value of our stock on the date of grant;

•
reprice, repurchase or exchange stock options or SARs that are “out of the money”;

•
extend the term of the 2023 Plan;

•
change the persons eligible to participate in the 2023 Plan; or

•
otherwise implement any amendment required to be approved by stockholders under any stock exchange or market system upon which the Company’s stock may then be listed.

Adjustments for Changes in Capital Structure
In the event of a stock dividend, recapitalization, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, extraordinary dividend of cash or assets, reorganization, reincorporation, or any similar equity restructuring transaction (as that term is used in ASC 718) affecting our stock, the Committee will appropriately adjust the number and kind of shares available for grant under the 2023 Plan, and subject to the limitations and restrictions set forth in the 2023 Plan, the number and kind of shares subject to outstanding awards under the 2023 Plan, and the exercise or settlement price of outstanding stock options and awards.
Change of Control
The impact of a change of control, merger or other reorganization of Primoris on outstanding awards will be specified in the agreement related to a merger or reorganization or will be determined at the time of issue of an award by the Committee, subject to the provisions of the 2023 Plan. These agreements, or the award document, may provide for assumption of outstanding awards, accelerated vesting, accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.
Registration with the Securities and Exchange Commission
If the 2023 Plan is approved by the Company’s stockholders, the Company intends to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933 covering the shares of stock reserved for issuance under the 2023 Plan.
U.S. Federal Tax Consequences
The following is a summary of the U.S. federal income tax treatment applicable to us and the participants who receive awards under the 2023 Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)), or tax laws other than U.S. federal income tax law. Because individual circumstances may vary, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the 2023 Plan.
•
Stock Options.   Stock options granted under the 2023 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet such

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PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
requirements and are instead governed by Section 83 of the Code. The U.S. federal income tax treatment for the two types of options differs. Generally, there is no taxable event upon the grant of a stock option, and the Company is not entitled to a deduction at such time. Under current tax laws, a participant exercising a non-statutory stock option will have taxable income equal to the difference between the fair market value of the stock on the exercise date and the exercise price. We are entitled to a corresponding deduction with respect to such income. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will not be entitled to a deduction when an incentive stock option is exercised. At the time of disposition of shares of our stock acquired through the exercise of an incentive stock option, the tax treatment depends on how long the shares were held. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable tax holding periods have been satisfied.
•
Stock Appreciation Rights (SARs).   Generally, there is no taxable event upon the grant of a SAR, and the Company is not entitled to a deduction at such time. Upon the exercise of the SAR, a participant has income in an amount equal to the excess of the fair market value of the underlying shares of our stock on the exercise date over the exercise price. The Company is entitled to a deduction with respect such income.

•
Stock Awards, Restricted Stock Unit (RSU) Awards, Performance Awards.   Generally, tax is not due when a stock award, restricted stock unit or performance award is granted, but the participant has income when the award is no longer subject to “substantial risk of forfeiture” (it becomes vested or transferable) or when the shares of stock are issued. The Company is entitled to a deduction with respect to such income.

•
Section 162(m) of the Code.   There are no tax consequences to the Company with respect to awards granted under the plan, except the deductions described above, which are subject to the limitations of Section 162(m) of the Code.

New Plan Benefits
Awards granted under the 2023 Plan are within the discretion of the Committee. Further, the 2023 Plan does not prescribe set benefits or grant amounts for non-employee directors.
The Committee has approved grants of PSUs and RSUs pursuant to the 2023 Plan, effective as of March 1, 2023 and contingent upon stockholder approval of the 2023 Plan, which are set forth in the following table:
New Plan Benefits
Proposed Primoris Services Corporation 2023 Equity Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units
Thomas E. McCormick President & Chief Executive Officer	$2,130,000	77,455(2)
Kenneth M. Dodgen Executive Vice President, Chief Financial Officer	$1,640,000	59,638(3)
John F. Moreno Executive Vice President, Chief Operating Officer	—	—
John M. Perisich Executive Vice President, Chief Legal Officer	$870,000	31,638(4)
Executive Group	$4,640,000	168,731(5)
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$890,000	32,366(6)

1
Based on the total number of units multiplied by the grant date fair value per unit of $27.50 on March 1, 2023. The grant date fair value was determined based on the closing market price of our common stock on the day prior to the date of grant.

2
Includes 19,364 RSUs and 58,091 PSUs.

3
Includes 14,910 RSUs and 44,728 PSUs.

4
Includes 7,910 RSUs and 23,728 PSUs.

5
Includes 42,184 RSUs and 126,547 PSUs.

6
Includes 8,092 RSUs and 24,274 PSUs.

Other than the foregoing, future benefits that will be awarded or paid under the 2023 Plan are not currently determinable.

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PROPOSAL 5 – APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
As described below under “Director Compensation,” in the discretion of the Committee, each non-employee director currently receives a grant of Primoris stock with an approximate aggregate value of $32,500 each quarter (up from $28,500 effective August 2022). Additionally, see the “Compensation Discussion and Analysis” and related compensation tables below for a discussion of our executive compensation philosophy and for information regarding equity awards to our named executive officers in fiscal year 2022.
As of March 13, 2023, the closing price of Primoris common stock was $25.02 per share.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the approval of the 2023 Equity Incentive Plan.

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CORPORATE GOVERNANCE

Our Board’s Mission. The Board of Directors is elected by the stockholders to oversee the stockholders’ interest in the long-term health and overall success of the business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the members of executive management, who are charged by the Board with conducting the business of the Company.

We believe that effective corporate governance is an important element of our long-term success and ability to create value for our stockholders. Our Board periodically reviews our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of our principal listing exchange. Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability and responsibility and promote a culture of honesty and integrity.
Charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Corporate Governance Guidelines and Code of Conduct, are available on the Investor Relations section of our website at www.prim.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.
Corporate Governance Highlights

Declassified Board
Mandatory Retirement Age
Director Board Stock Ownership requirement
Prohibited hedging and short-selling with Primoris stock
Published Corporate Governance Guidelines and Code of Conduct

What We Do
•	Annual self-evaluation of directors
•	Independent Lead Director
•	Fully independent Audit, Compensation, Nominating & Corporate Governance, and Strategy and Risk Committees
•	Annual election of directors
•	Mandatory director retirement age of 75
•	Stock ownership requirement for directors
•	Clawback Policy for executive bonus compensation
•	Published Code of Conduct that applies to all directors, officers, and employees
•	Published Corporate Governance Guidelines
•	Anti-bribery policy clearly outlined in Code of Conduct and Employee Handbook
What We Don’t Do
•	No Poison Pill
•	Anti-hedging policy prohibits hedging or short sale of Primoris stock
•	No gross-up of excise taxes
•	No defined benefit plan
•	No guaranteed minimum annual cash incentive payment
•	No excessive perquisites

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Corporate Governance
Board Independence
The listing standards of Nasdaq and NYSE require that companies have a board of directors with at least a majority of independent directors. Determining director independence requires that the Board affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To assist it in making independence determinations, the Board has adopted independence standards, which include the standards required by Nasdaq for independent directors. Under these standards, a director is not independent if:

•
The director is, or has been within the last three years, one of our or our subsidiaries’ employees, or the director has an immediate family member who is, or has been within the last three years, one of our executive officers;

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in compensation from us (other than compensation for Board or Committee service, compensation to a family member who is an employee but not an executive officer, or benefits under a tax-qualified retirement plan or non-discretionary compensation);

•
The director is, or has a family member that is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or in any of the last three years, that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is greater, other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs;

•
The director, or an immediate family member, is currently employed, or has been employed within the last three years, as an executive officer of another company where any of our present executive officers serves or has served on that company’s compensation committee; or

•
The director is, or has a family member that is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

On the basis of the Board independence standards identified above, and such other factors as the Board may consider from time to time, the Board has affirmatively determined that Messrs. Ching, Cook, McCallister, Rodriguez, and Schauerman and Mss. Mashinski and Wagner are independent.
Board Structure and Committee Composition
The Board has: (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Nominating and Corporate Governance Committee and (iv) a Strategy and Risk Committee. The Board and its Committees meet throughout the year on a set schedule and also hold special meetings, both telephonically and in person, and act by written consent from time to time, as appropriate. During 2022, the Board held a total of nine meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings, the Nominating and Corporate Governance Committee held four meetings, and the Strategy and Risk Committee held four meetings. The independent Directors meet in executive session at meetings of the Board and Committees as necessary. All of the independent Directors met in executive session at meetings of the Board without any management members four times during 2022.
Separate Chairman and CEO Roles
The Board has separate roles of Chairman and CEO, with Mr. King serving as our Non-Executive Chairman of the Board since November 2019, when Mr. McCormick became our CEO. In May 2010, Mr. Cook was appointed by the Board as the Lead Director, responsible for chairing the Board meetings in the absence of the Chairman, chairing executive sessions of independent Directors, acting as the principal liaison between the Chairman and the independent Directors and serving as the contact Director for stockholders. The Board believes it should have the flexibility to establish a leadership structure that works best for the Company at a particular time, and it reviews that structure from time to time, including in the context of changes in leadership. The Board is of the view that its current leadership structure best serves the objective of effective Board oversight of management at this time and allows Mr. McCormick to focus primarily on the operations and management of the Company, while leveraging Mr. King’s experience to lead the Board.

The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer. The compensation of our Chief Executive Officer and all other executive officers is recommended to the Board of Directors for approval by the Compensation Committee. The Board of Directors act on the recommendations in a vote in which only independent Directors participate and which takes place during executive sessions of the non-executive Board members.

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Corporate Governance
Director nominees are identified and recommended for the Board of Directors’ selection by the Nominating and Corporate Governance Committee.
Each director attended at least 75% of the meetings of the Board and the committees of the Board, if any, on which they served during the periods for which they served as a director during 2022.
The Company has a mandatory retirement policy in its Corporate Governance Guidelines which requires that no person older than 75 years may be appointed to or nominated for a Director position. The Company has no members standing for re-election who meet these criteria.
The current members of the Board committees are identified in the following table:
Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategy and Risk Committee
Michael E. Ching	M			M
Stephen C. Cook	M		M	M
Carla S. Mashinski	C	M
Terry D. McCallister			C	M
Jose R. Rodriguez	M		M
John P. Schauerman		M		C
Patricia K. Wagner		C		M

1
Messrs. Ching, Cook, McCallister, Rodriguez, and Schauerman and Mss. Mashinski and Wagner are independent Directors.

C = Chair
M = Member

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Corporate Governance
Committees of the Board
Audit Committee
Meetings: 4 Chair: Carla S. Mashinski Other Members: Michael E. Ching Stephen C. Cook Jose R. Rodriguez
Primary Role of this Committee:
The primary role of the Audit Committee is to oversee our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements, as well as cybersecurity oversight.

Key Responsibilities:
•
Selecting and hiring our independent registered public accounting firm

•
Evaluating the qualifications, independence and performance of our independent registered public accounting firm

•
Reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm and determining whether the performance of such services is compatible with the accounting firm’s independence

•
Reviewing with management and our independent registered public accounting firm the annual and quarterly financial statements. On a quarterly basis, the independent Audit Committee members meet with the auditors without the presence of management. During these independent sessions, the Audit Committee and the auditors discuss, among other things, the acceptability of the Company’s accounting principles, critical accounting policies, critical accounting estimates, and any alternative treatments of financial information within generally accepted accounting principles in the United States (“GAAP”)

•
Overseeing the administration of management’s process for the design of, and reviewing the adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics functions

•
Reviewing management’s assessment of internal control and steps taken to monitor and control our exposure to financial risk

•
Overseeing the administration of management’s process for reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies

•
Reviewing any significant deficiencies or material weaknesses in the design or operation of our internal control over financial reporting and any fraud involving management or other financial reporting personnel

•
Establishing procedures for the receipt, retention, and treatment of complaints regarding internal controls, accounting and any auditing matters including confidential submissions by our employees or others of concern regarding these matters

•
Overseeing and monitoring the integrity of our financial statements and earnings press releases (including Non-GAAP information) and our compliance with legal and regulatory requirements as they relate to accounting matters in our financial statements

•
Reviewing the performance of our internal audit function and the scope and results of the annual internal audit plan

•
Considering policies with respect to risk assessment and risk management, including information technology security risks and cybersecurity risk

•
Reviewing and approving any material related party transactions

•
Reviewing and discussing any key issues related to information technology cybersecurity risks and management programs on a regular basis

The Audit Committee consists of four persons, all of whom are independent under the Nasdaq and NYSE listing standards. Members of the Audit Committee must also satisfy additional SEC independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as a Director, or otherwise be an “affiliated person” of us. The Board has determined that Audit Committee members Ms. Mashinski (Chairperson) and Messrs. Cook, Rodriguez, and Schauerman all satisfy the applicable SEC independence requirements.
Audit Committee Financial Expert. The Board has also determined that Ms. Mashinski, Mr. Ching, and Mr. Rodriguez are the Audit Committee “financial experts” as defined under SEC rules and regulations.

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Corporate Governance
Compensation Committee
Meetings: 3 Chair: Patricia K. Wagner Other Members: Carla S. Mashinski John P. Schauerman	Primary Role of this Committee: The primary role of the Compensation Committee is to monitor and assist the Board in determining compensation for our executive officers and Directors.

Key Responsibilities:
•
Reviewing the goals and objectives of our executive compensation programs and recommending to the Board any changes to these goals and objectives

•
Reviewing our executive compensation plans including incentive, equity based and benefit plans, and recommending to the Board the adoption of new plans or amendments to existing plans

•
Evaluating annually the performance of the Chief Executive Officer and recommending to the independent members of the Board his or her compensation level based on this evaluation

•
Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommending to the independent members of the Board the compensation level of each based on this evaluation

•
Reviewing and recommending to the independent members of the Board, concurrently with the Board’s Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries

•
Evaluating the appropriate level and types of compensation for Board and Committee service by non-employee Directors and recommending any changes to the Board

The members of the Compensation Committee of the Board are Mss. Wagner (Chairperson) and Mashinski and Mr. Schauerman. All of the members of the Compensation Committee meet the independence requirements of Nasdaq and NYSE listing standards.
The Compensation Committee monitors and assists the Board in determining compensation for our executive officers and Directors. The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer. After the Compensation Committee analyzes compensation issues related to our Chief Executive Officer and other executive officers, it makes a recommendation to the Board’s independent Directors for determination by independent Directors in a vote in which only independent Directors participate.
The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and its subsidiaries. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or Director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by us, and to terminate any such consultant.
The Compensation Committee engaged Pay Governance, LLC (“Pay Governance”) as its independent advisor beginning in 2012. Prior to their engagement, Pay Governance did not perform any services for the Company. The Compensation Committee considered independence factors under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Nasdaq rules and concluded that the work performed by Pay Governance did not present any conflicts of interest. As requested by the Compensation Committee, from time to time Pay Governance has advised and consulted with the Compensation Committee on compensation issues, compensation design and trends, and has kept the Compensation Committee apprised of regulatory, legislative, and accounting developments and competitive practices related to executive compensation. Pay Governance reviews compensation levels, trends and practices at the discretion of the Compensation Committee. Pay Governance does not determine the exact amount or form of executive compensation for any executive officers. See “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis”. Pay Governance reports directly to the Compensation Committee, and a representative of Pay Governance, when requested, attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee Chair or its members outside of meetings. Pay Governance does no other work for the Company.

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Corporate Governance
Compensation Committee Interlocks and Insider Participation
During 2022, Mss. Wagner and Mashinski and Mr. Schauerman served on our Compensation Committee. No interlocking relationship exists between any member of our Board or any of our executive officers and any executive officer or member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other company, nor has any such interlocking relationship existed in the past.
Nominating and Corporate Governance Committee
Meetings: 4 Chair: Terry D. McCallister Other Members: Stephen C. Cook Jose R. Rodriguez
Primary Role of this Committee:
The primary role of the Nominating and Corporate Governance Committee is to assist the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board.

Key Responsibilities:
•
Evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of Directors to committees of our Board

•
Administering a policy for evaluating and considering nominees for election to the Board

•
Supporting the succession planning and talent development for succession candidates

•
Reviewing succession plans and management development programs for members of executive management and the CEO and providing reports on the progress of the succession planning and management development to the Board

•
Overseeing the evaluation of our Board as a whole

•
Reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes

•
Developing and reviewing our Code of Conduct and assuring that it is appropriate for us

•
Overseeing the Company’s ESG matters

The members of the Nominating and Corporate Governance Committee are Messrs. McCallister (Chairman), Cook, and Rodriguez. All of the members of the Nominating and Corporate Governance Committee meet the independence requirements of Nasdaq and NYSE listing standards.
After the Nominating and Corporate Governance Committee identifies qualified individuals, it makes a recommendation to the Board’s independent Directors. Director nominees are selected by a majority of the Board’s independent Directors in a vote in which only independent Directors participate.
Strategy and Risk Committee
Meetings: 4 Chair: John P. Schauerman Other Members: Stephen C. Cook Terry D. McCallister Patricia K. Wagner Michael E. Ching
Primary Role of this Committee:
The primary role of the Strategy and Risk Committee is to oversee our financial policies, acquisition strategy, financial strategy and enterprise risk management function.

Key Responsibilities:
•
Reviewing the Company’s strategic plans related to acquisitions and divestitures, including capital structure, proposed methods of financing, and investment strategies

•
Considering and approving certain mergers, acquisitions, and divestitures by the Company

•
Monitoring ongoing activities in connection with certain acquisitions, dispositions, and investments

•
Tracking certain completed acquisitions and investments

•
Overseeing the Company’s enterprise risk management function

•
Overseeing the Company’s portfolio of businesses

2023 PROXY STATEMENT	PRIMORIS | 37

Corporate Governance
Board Role in Risk Oversight
The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures is the best way to identify in a timely manner specific material risks, but we can give no assurances that we will be able to identify or mitigate all possible risks in advance. The Company has a clear approach for identifying and mitigating information security risks and four directors on the board have information security experience. The Company has also entered into an information security risk insurance policy. While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas:

Board of Directors

The Board oversees a Company-wide approach to the risk management function designed to enhance long-term shareholder value and support the achievement of long-term organizational objectives. The Board determines the appropriate level of risk for the Company, assesses the specific risks faced by the Company, and reviews the steps taken by the Company's leadership to manage those risks. The involvement of the Board in setting the Company's business strategy, both short-term and long-term, is a key part of its understanding of the Company's risks and how those risks may evolve in response to changes in strategy or business environment, and what constitutes an appropriate level of risk for the Company.

Management

While the Board is responsible for risk oversight, the day-to-day risk management is the responsibility of the operating management and executive officers. Our executive officers maintain a significant ownership interest which results in an increased level of awareness of the need of risk management and risk oversight for the long-term benefit of the Company.

Committees

Audit

Oversees risk relating to accounting matters, financial reporting, enterprise, cybersecurity, legal and compliance risks. To assist in this risk oversight function, the Audit Committee obtains assistance from the following: (1) our Chief Financial Officer, who is responsible for managing our risk management function, (2) our Chief Legal Officer, who is responsible for the Company's third party insurance programs and (3) our independent registered public accounting firm. The Audit Committee meets periodically with management and the independent auditors to review financial exposures.

Compensation

Regularly reviews the Company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to ensure that our compensation programs do not encourage unnecessary and excessive risk taking.

Nominating & Corporate Governance

Addresses risks associated with our Code of Conduct, including compliance with listing standards for independent Directors and committee assignments. As necessary, the committee chairman reports any risk-related matters to the full Board at Board meetings. The Nominating and Corporate Governance Committee also provides oversight with respect to succession planning for the CEO and other senior executives.

Strategy and Risk

Focuses on enterprise risk management and risks associated with prospective acquisitions, and divestitures, including capital structure, proposed methods of financing, and investment strategies.

Selection of Board Nominees
The Board believes that the Board, as a whole, should include individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. The Board endeavors to have a group of directors representing a diverse background (including gender, race, ethnicity, and age) and to include in its overall composition an array of targeted skills that complement one another rather than requiring each director to possess the same skills, perspectives and interests. Accordingly, the Board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.
The Board and Nominating and Corporate Governance Committee also understand the importance of board refreshment and aim to achieve a balance between the knowledge that comes from longer-term service on the board with the new experience, ideas and energy that can come from adding directors to the Board. To that end, our Corporate Governance Guidelines provide that directors may not stand for re-election if the election occurs after they reach the age of 75. In addition, the Board and Nominating and Corporate Governance Committee view the consistent focus on Board membership criteria, Board composition and size, as well as the anticipation of vacancies, to be integral parts of board refreshment.
Our Corporate Governance Guidelines contain Board membership criteria that apply to current directors as well as Board nominees. The Nominating and Corporate Governance Committee regularly evaluates the appropriate size of the

38 | PRIMORIS	2023 PROXY STATEMENT

Corporate Governance
Board and whether any vacancies on the Board are expected due to retirement or otherwise. If any vacancies are anticipated or arise, the Nominating and Corporate Governance Committee will consider director candidates suggested by current Board members, management, third-party search firms and others. The Nominating and Corporate Governance Committee will also consider director nominations by stockholders that are made in compliance with our bylaws. All applications, recommendations or proposed nominations for Board membership received by the Company will be referred to the Nominating and Corporate Governance Committee. The manner in which the qualifications of a nominee are evaluated does not differ if the nominee is recommended by a stockholder.
The Nominating and Corporate Governance Committee’s consideration of a candidate as a Director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:
• Experience in corporate management;
• Experience in our industry;
• Experience as a board member or officer of a publicly held company;
• Experience in financial and accounting matters;
• Diversity of expertise and experience in substantive matters related to our business; and
• Practical and mature business judgment.
The Nominating and Corporate Governance Committee has adopted its own procedures for evaluating the suitability of potential Director nominees, including qualifications for a “financial expert” and financially literate members for the Audit Committee.
The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.
The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, by using the criteria stated above. All Directors and Director nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. At the discretion of the Nominating and Corporate Governance Committee, the process may also include interviews and additional background and reference checks for non-incumbent nominees.

Important Considerations in the Director Selection Process:

1 Diverse Background

We consider Gender, Race, Age, Ethnicity, etc. and how these complement the existing board.

2 Skillset

We consider the overall composition of skills currently on the board and how they complement one another.

3 Board Refreshment

We consider the importance of balancing new ideas and energy with the knowledge and experience that comes with tenure.

2023 PROXY STATEMENT	PRIMORIS | 39

Corporate Governance
Annual Board and Committee Evaluations
Primoris believes that regular Board evaluations are an instrumental component of building and maintaining a strong and effective Board. Each year, the Nominating and Corporate Governance Committee, together with the Company’s Corporate Secretary, coordinates the Board performance evaluations that assist the Board in determining whether the Board, its committees, and each member of the Board are functioning effectively. This process also assists the Board in determining how it can improve its processes and effectiveness. These evaluations are conducted through a combination of formal and informal processes, including questionnaires which solicit open-ended and candid feedback on an anonymous basis, in-person interviews, and telephone interviews. The collective ratings and comments are compiled, summarized and presented to the Board and its committees and provide the Board valuable information on a range of topics, including new director searches, committee composition, and subject matter for continuing Board education. In addition, the Company periodically engages a third-party consulting firm to conduct a comprehensive Board effectiveness review.
Code of Conduct
The Company has a Code of Conduct that complies with the rules and regulations adopted by the SEC and Nasdaq and NYSE listing standards and are applicable to all of our Directors, officers and employees. The Code of Conduct also includes a supplement with additional policies that are applicable to the CEO, CFO and all senior financial officers of the Company. The Code of Conduct is available on the Investor Relations/Governance section of our website at www.prim.com. We intend to post amendments to, or waivers under, if any, our Code of Conduct (to the extent applicable to our Directors or Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Conduct is designed to promote:
• Honest and ethical conduct;
• Avoidance of conflicts of interest;
• Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;
• Compliance with applicable governmental laws and regulations and stock exchange rules;
• Prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; and
• Accountability for adherence to the Code of Conduct.
Director Access to Officers, Employees, and Information
Directors have full and free access to officers, employees and the books and records of the Company. The Directors are expected to use their judgment to ensure that any such contact is not disruptive to the business operations of the Company. Non-Board member employees may be invited to attend all or portions of Board and/or Committee meetings.
Policy Regarding Director Attendance at Annual Meetings of Stockholders
Directors are strongly encouraged to attend our Annual Meetings of Stockholders. All the Directors were in attendance at the 2022 Annual Meeting.
Stockholder Communications with the Board of Directors
Stockholders may communicate with any of our Directors, either individually or as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

40 | PRIMORIS	2023 PROXY STATEMENT

Corporate Governance
Hiring Independent Advisors
The Board and each Board committee shall have the full power and authority to hire, at the expense of the Company, independent financial, accounting, legal or other advisors, as necessary to fulfill their duties, without consulting or obtaining the approval of any officer of the Company, and the Company shall pay, or shall provide the committee with, all funds necessary to engage and compensate such advisors. The decision to engage independent advisors must be made by the Board, or a Board Committee, and not by an individual Director or Directors.

2023 PROXY STATEMENT	PRIMORIS | 41

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written policy requiring review, approval and ratification of any material related party transaction, including those that would require disclosure under Item 404 of Regulation S-K, involving a “related person” (as defined in Item 404(a) of Regulation S-K, which includes security holders who beneficially own more than 5% of our Common Stock). All material related party transactions may be consummated and continued only if the Audit Committee has approved or ratified such transaction after a review of the relevant facts and circumstances and a determination that the terms to be obtained or consideration to be paid or received, as applicable, in connection with the transactions are comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions with independent third parties.
Since January 1, 2022, there have been no related party transactions that were required to be reported under the SEC’s related person transaction rules.

42 | PRIMORIS	2023 PROXY STATEMENT

DIRECTOR COMPENSATION

Directors who are also employees of the Company do not receive additional compensation for serving as Directors. Compensation for employee Directors is determined by the Board’s Compensation Committee and is discussed further in the Compensation Discussion and Analysis section of this proxy.
In August 2022, the Compensation Committee approved changes for independent Directors of the Company, which includes the following components:
•
Cash payments of $22,500 each quarter.

•
Common Stock with an approximate aggregate value of $32,500 each quarter. The Common Stock cannot be traded for a period of one year from the date of issuance. The number of shares is determined using the average of the closing prices of the Company’s Common Stock on principle listing exchange for the one-month period prior to the beginning of the quarter. The shares are issued pursuant to the Primoris 2013 Equity Incentive Plan, approved by the stockholders on May 3, 2013 (“2013 Equity Plan”).

•
Additional annual cash compensation as follows:

•
$120,000 to the Chairman of the Board;

•
$30,000 to the Lead Independent Director;

•
$20,000 to the Chairman of the Audit Committee; and

•
$15,000 to the non-employee chairman of any other committees established by the Board of Directors.

Prior to this change, compensation for independent Directors of the Company included the following components:
•
Cash payments of $19,000 each quarter.

•
Common Stock with an approximate aggregate value of $28,500 each quarter with the same restrictions and determination as above.

•
Additional annual cash compensation was as follows:

•
$120,000 to the Chairman of the Board;

•
$20,000 to the Lead Independent Director;

•
$20,000 to the Chairman of the Audit Committee; and

•
$15,000 to the non-employee chairman of any other committees established by the Board of Directors.

In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.

2023 PROXY STATEMENT	PRIMORIS | 43

Director Compensation
The table below details the compensation earned by our non-employee Directors in 2022.
Non-Employee Director	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Michael E. Ching	$41,500	$61,563	$103,063
Stephen C. Cook	102,000	117,686	219,686
David L. King	199,500	117,686	317,186
Carla S. Mashinski	99,500	117,686	217,186
Terry D. McCallister	94,500	117,686	212,186
Jose R. Rodriguez	79,500	117,686	197,186
John P. Schauerman	94,500	117,686	212,186
Robert A. Tinstman	38,000	56,123	94,123
Patricia K. Wagner	94,500	117,686	212,186

1
Represents the aggregate grant date fair value of the shares of Common Stock issued to each of the non-employee Directors as compensation during 2022. The shares were issued under the 2013 Equity Plan and are subject to a one-year contractual holding requirement from the date of issuance. The Company has never issued stock options as Director compensation and there were no outstanding equity awards as of December 31, 2022.

44 | PRIMORIS	2023 PROXY STATEMENT

STOCK OWNERSHIP

Security Ownership of 5% or Greater Stockholders, Directors, Director Nominees and Executive Officers
The following table sets forth information with respect to beneficial ownership of Common Stock for (a) those persons known by management of the Company to beneficially own 5% or more of our Common Stock (other than executives and Directors), (b) each Director and Director nominee, (c) the Named Executive Officers listed in the Summary Compensation Table under “Executive Compensation”, and (d) all of our executive officers and Directors as a group. The information for the officers and Directors is provided as of March 13, 2023, and the information for 5% or more institutional stockholders is as of the most recent filing with the SEC as noted in the table below. The Company is not aware of any arrangement or pledge of Common Stock that could result in a change of control of the Company.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.
Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding(2)
5% or Greater Stockholders (other than executives and Directors):
The Vanguard Group(3)	5,436,419	10.2%
Blackrock, Inc.(4)	4,731,781	8.9%
Wellington Management Group LLP(5)	3,857,157	7.2%
Dimensional Fund Advisors LP(6)	2,938,505	5.5%
Named Executive Officers and Directors:
Michael E. Ching	4,450	*
Stephen C. Cook	23,962	*
David L. King	32,354	*
Carla S. Mashinski	19,174	*
Terry D. McCallister(7)	22,208	*
Jose R. Rodriguez	8,802	*
John P. Schauerman(8)	313,916	*
Patricia K. Wagner	12,208	*
Kenneth M. Dodgen	29,828	*
Thomas E. McCormick	86,678	*
John F. Moreno, Jr.	19,450	*
John M. Perisich(9)	162,477	*
All Directors, nominees and executive officers as a group (12 individuals)	735,507	1.4%

*
Indicates beneficial ownership of less than one percent of total outstanding Common Stock.

1
This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person’s interest and shares held through family trust arrangements. Unless otherwise indicated and subject to community property laws where applicable, the Named Executive Officers and Directors named in the table above have sole voting and investment power with respect to all shares of our stock shown as beneficially owned by them.

2
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 13, 2023 divided by the sum of the 53,273,552 shares of Common Stock outstanding on March 13, 2023, plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 13, 2023.

2023 PROXY STATEMENT	PRIMORIS | 45

STOCK OWNERSHIP
3
Based on information set forth in the Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group, which has shared voting power over 49,217 shares, sole dispositive power over 5,333,109 shares, and shared dispositive power over

103,310 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.
4
Based on information set forth in the Schedule 13G/A filed with the SEC on January 25, 2023, by BlackRock, Inc., which has sole voting power over 4,562,058 shares and sole dispositive power over 4,731,781 shares. The principal business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

5
Based on information set forth in the Schedule 13G/A jointly filed with the SEC on February 14, 2023, by Wellington Management Group LLP, a parent holding company, and three of its affiliates: Wellington Group Holdings LLP, owned by Wellington Management Group LLP; Wellington Investment Advisors Holdings LLP, owned by Wellington Group Holdings LLP; and Wellington Management Company LLP, an investment adviser controlled by Wellington Investment Advisors Holdings LLP (the four joint filers collectively, “Wellington”). Wellington reported that the shares as to which the Schedule 13G/A was filed are owned of record by clients of certain Wellington Investment Advisors. According to Wellington, each of the joint filers except Wellington Management Company LLP has shared voting power over 3,015,507 shares and shared dispositive power over 3,857,157 shares. Wellington Management Company LLP has shared voting power over 3,015,507 shares and shared dispositive power over 3,654,701 shares. The principal business address of Wellington is 280 Congress Street, Boston, MA 02210.

6
Based on information set forth in the Schedule 13G filed with the SEC on February 14, 2023, by Dimensional Fund Advisors LP which has sole voting power over 2,885,227 shares, and sole dispositive power over 2,938,505 shares. The principal business address of Dimensional Fund Advisors LP. is 6300 Bee Cave Road, Building One, Austin, TX 78746.

7
Includes 10,000 shares of Common Stock owned directly by the Terry D. McCallister Trust dated June 14, 2013 and indirectly by Terry D. McCallister, as trustee of the trust.

8
Consists of 313,916 shares of Common Stock owned directly by the John P. Schauerman & Claudia H. Schauerman Family Trust dated August 12, 2010 and indirectly by John P. Schauerman, as trustee of the trust.

9
Consists of 162,477 shares of Common Stock owned directly by the Perisich Family Trust dated July 11, 2007 and indirectly by John M. Perisich, as trustee of the trust.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers, Directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in ownership with the SEC.
As of the date of this Proxy Statement and based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and Directors, we believe that all reports needed to be filed by current Section 16 reporting persons since January 1, 2022 were filed on a timely basis other than a Form 4 for Stephen C. Cook covering a common stock disposition.

46 | PRIMORIS	2023 PROXY STATEMENT

INFORMATION ABOUT AUDIT FEES AND SERVICES

Independent Registered Public Accounting Firm Fees and Services
The following is a summary of the fees billed for professional services for the fiscal years ended December 31, 2022 and 2021:
Fee Category	2022 Fees	2021 Fees
Audit Fees(1)	$2,447,014	$2,111,249
Audit Related Fees(2)	190,500	246,000
Tax Fees(3)	6,500	35,230
Total Fees	$2,644,014	$2,392,479

1
Fees for audit services billed for each of the last two fiscal years consist of the fees associated with the annual audit and reviews of our Quarterly Reports on Form 10-Q.

2
Audit related fees billed in each of the last two fiscal years include fees for proxy filings, registration statements, employee benefit plan audit, and standalone audits for Primoris subsidiaries.

3
Tax fees billed in each of the last two fiscal years include professional services rendered for tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has adopted policies and procedures regarding the pre-approval of the performance by Moss Adams LLP of audit, audit-related and tax services, except as may otherwise be permitted by law or regulation. Moss Adams LLP has also been instructed to obtain advance approval of any other services. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Moss Adams LLP and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval. All services listed above and all fees were approved in advance by the Audit Committee.

2023 PROXY STATEMENT	PRIMORIS | 47

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial, legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.
Management has the primary responsibility for the preparation of the financial statements and the reporting process, as well as performing an evaluation and assessment of the effectiveness of the Company’s internal control over financial reporting using the control criteria framework of the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with generally accepted accounting principles and that the Company’s internal control over financial reporting was effective as of December 31, 2022. In addition to its review and discussion with management of the audited consolidated financial statements and in the performance of its oversight function over internal controls, the Audit Committee reviewed and discussed with management the critical accounting policies that were applied in the preparation of our consolidated financial statements, and the process for certifications by our Chief Executive Officer and our Chief Financial Officer.
Our independent registered public accounting firm is responsible for auditing the consolidated financial statements for the fiscal year ended December 31, 2022 and issuing an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022. The Audit Committee discussed the results of the work of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Securities and Exchange Commission and the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB AS 1301 (Communications with Audit Committees). In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm’s provision of non-audit services to us was compatible with the auditor’s independence and determined it was compatible. The members of the Audit Committee met in executive session (with no management in attendance) with the independent registered public accounting firm each quarter during the year.
The Board determined that the Audit Committee members meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable Nasdaq independence rules.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Audit Committee
Carla S. Mashinski (Chair)
Michael E. Ching
Stephen C. Cook
Jose R. Rodriguez

48 | PRIMORIS	2023 PROXY STATEMENT

EXECUTIVE LEADERSHIP

The executive officers of Primoris as of March 13, 2023 are as follows:
See “Proposal 1 – Election of Directors” for a description of Mr. McCormick’s business experience.
Kenneth M. Dodgen Executive Vice President, Chief Financial Officer (CFO) Age: 57
Mr. Dodgen has served as our Executive Vice President, Chief Financial Officer since November 2018. He previously served as our Senior Vice President and Corporate Controller since May 2017. Mr. Dodgen has over 30 years of experience in finance and accounting across many different industries including pipeline, power plant, and electric transmission construction, as well as retail and power marketing. Prior to joining the Company, Mr. Dodgen served as Chief Financial Officer at Baker Hill Solutions from 2016 to 2017, Chief Financial Officer at PLH Group, Inc. from 2011 to 2015, and Chief Financial Officer at Fulcrum Power Services from 2006 to 2011. From 1996 to 2006, Mr. Dodgen spent ten years in investment banking with JPMorgan and Merrill Lynch where he focused predominantly on mergers and acquisitions. Prior to investment banking, Mr. Dodgen worked for Affiliated Computer Services in Dallas, and he began his career at PricewaterhouseCoopers. Mr. Dodgen received a B.B.A. in Accounting from Texas A&M University and an M.B.A. from the Booth School of Business at The University of Chicago. He is a licensed CPA.
John F. Moreno, Jr. Executive Vice President, Chief Operating Officer Age: 54
Mr. Moreno has served as our Executive Vice President, Chief Operating Officer since April 2019. He has over 30 years of experience in the engineering and construction industry and has extensive experience in energy-related markets. From October 2010 until March 2019, he served as President of PCL Industrial Construction Co., a private, heavy industrial construction firm. Prior to that, he held a variety of positions with PCL since 2000, including Operations Manager and General Manager. Mr. Moreno has a Bachelor of Science degree in Mechanical Engineering from Georgia Institute of Technology and an M.B.A. from the Wharton School at the University of Pennsylvania.
John M. Perisich Executive Vice President, Chief Legal Officer and Secretary Age: 58
Mr. Perisich has served as our Executive Vice President and Chief Legal Officer since May 2013. He previously served as our Senior Vice President and General Counsel from July 2008. Prior to that, he served as Vice President and General Counsel of Primoris Corporation beginning in February 2006, and previous to that was Vice President and General Counsel of Primoris Corporation and its predecessor, ARB, Inc. Mr. Perisich joined ARB in 1995. Prior to joining ARB, Mr. Perisich practiced law at Klein, Wegis, a full-service law firm based in Bakersfield, California. He received a B.A. degree from UCLA in 1987, and a J.D. from the University of Santa Clara in 1991.

2023 PROXY STATEMENT	PRIMORIS | 49

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This section discusses the oversight of our executive compensation program by the Compensation Committee of the Board of Directors and provides a discussion of the compensation earned in 2022 by our named executive officers (“NEOs”). Our NEOs for 2022 include the following:

Thomas E. McCormick	Kenneth M. Dodgen	John F. Moreno, Jr.	John M. Perisich
President and Chief Executive Officer (CEO)	Executive Vice President, Chief Financial Officer (CFO)	Executive Vice President, Chief Operating Officer	Executive Vice President, Chief Legal Officer and Secretary
Overview
Our management compensation programs apply broadly to all officers and management persons at the Company with modifications to reflect the different management levels, experience levels and types of responsibilities. The Company’s goal is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth.
In 2019, the Compensation Committee approved the Incentive Compensation Plan (“ICP”) that established a more formulaic annual incentive calculation and added an increased emphasis on equity awards within the total compensation structure. The ICP established a total annual reward that was paid 75% in cash and 25% in equity. In 2022, the Compensation Committee replaced the ICP with the Annual Incentive Plan (“AIP”) and added a Long-Term Incentive Plan (“LTIP”). The AIP provides for an annual incentive calculation that is based on Company performance metrics and is paid in cash. The LTIP provides for an annual grant of equity awards. The first grant under the LTIP occurred in March 2023. We believe that our compensation practice will further enhance value for our stockholders.
Shareholder “Say-on-Pay” Vote

"Say-on-Pay" Approval
85.2%
at the 2020 Annual Meeting

At our Annual Meeting of Stockholders in May 2020, 85.2% of votes cast on our advisory vote on executive compensation (“say-on-pay proposal”) were voted in favor of the proposal, which our Compensation Committee has considered in designing and granting compensation to our NEOs. Consistent with the vote of our shareholders at our 2017 Annual Meeting on the proposed frequency for seeking advisory votes on executive compensation, we historically have submitted a say-on-pay proposal to a shareholder vote every three years. Going forward, we are recommending that shareholders support holding an annual say-on-pay vote. See “Proposal 3: Advisory, Non-Binding Vote Approving the Frequency of Advisory Votes on Named Executive Officer Compensation.”

50 | PRIMORIS	2023 PROXY STATEMENT

Compensation Philosophy

2023 PROXY STATEMENT	PRIMORIS | 51

Executive Compensation
Processes and Procedures for Determining Executive Compensation
The following describes the roles of the key participants and sources of information in the process of setting compensation.

Role of the Compensation Committee

The Compensation Committee reviews and approves compensation and benefit policies and objectives determines whether our officers, directors and employees are generally compensated in accordance with these objectives and carries out certain of the Board's responsibilities relating to the compensation of our executives. The Compensation Committee operates under a charter approved by the Board. All of the Compensation Committee members meet Nasdaq and NYSE independence standards, and are "Non-employee" Directors as defined by the Exchange Act.

For our executives' compensation, the Compensation Committee approves the structure of the compensation program. In addition, the Compensation Committee, in coordination with the recommendations by the CEO (excluding his own), directly sets the compensation for the Company's senior officers, including all NEOs. The Compensation Committee is involved in all matters where approval is appropriate for tax or regulatory reasons.

Role of Board of Directors

The Board provides final approval of Compensation Committee compensation changes for the executive officers. This approval is obtained at an independent Director session without the presence of management Directors.

Role of Executives

Our CEO is responsible for reviewing the compensation and performance of all the executive officers, other than himself. He makes recommendations to the Compensation Committee for adjustments in compensation and for any other compensation changes. The Compensation Committee uses the CEO's recommendations and its evaluation of current individual and business performance and historical individual and business performance to review and approve adjustments in compensation. Our CEO is not present during and does not participate in the discussion of any elements of his compensation with the Compensation Committee.

Our CFO facilitates the sharing of information among the Company, the compensation consultant and the Compensation Committee. In this role, he communicates with the compensation consultant at the direction of the Compensation Committee.

Role of External Advisor

The Compensation Committee engages Pay Governance, LLC as an independent consulting resource as needed to help it with its responsibilities. When requested, information and advice provided by Pay Governance may include reviews and critique of our executive compensation philosophy and strategies; a competitive analyses of competition program design; and presentations to update market trends. Pay Governance attends Compensation Committee meetings as requested by the Compensation Committee and conducts private meetings with the Compensation Committee without management representatives at the Committee's request.

Role of Benchmarking

We believe that it is helpful when making compensation-related decisions to be aware of current practices at similarly situated publicly held companies in engineering, construction, and related industries. The Compensation Committee periodically considers the compensation levels at other companies in our industry. We do not view benchmarking as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us. In using its collective judgment in setting executive pay, the Compensation Committee may use benchmarking as one consideration. However, at this time the Compensation Committee's decisions are based primarily on recommendations from our CEO, the Compensation Committee's evaluation of the executive's performance, the overall Company performance and our compensation strategy. We reviewed the most recent proxy information available for the following 12 publicly traded engineering and construction companies (primarily fiscal year 2021information): Ameresco, Inc.; APi Group Corporation; Arcosa, Inc.; Comfort Systems USA, Inc.; Dycom Industries, Inc.; EMCOR Group, Inc.; Granite Construction, Inc.; IES Holding, Inc.; MasTec, Inc.; MYR Group, Inc.; Tetra Tech, Inc.; and Valmont Industries, Inc. We found that our CEO's total 2022 compensation was in the lower half of the peer companies' CEOs on an absolute basis and in the lower third when total compensation was normalized for annual revenue.

52 | PRIMORIS	2023 PROXY STATEMENT

Executive Compensation
Components of NEO Compensation
The primary elements of our current compensation and benefits programs for our NEOs are summarized in the table below. Each component has a critical role in motivating and rewarding strong performance and retaining the NEOs who deliver such performance.
Compensation Element	Performance/Payment Criteria	Purpose
Base Salary Cash	• Individual performance; • Specific role and responsibilities; and • Experience in the role	• To provide a fixed level of cash compensation; and • To attract and retain key executives
Annual Incentive Plan Cash
Total award is based on the achievement of performance targets established by the Compensation Committee related to:
•
Net Income;

•
New Business Generated;

•
Cash Management; and

•
Safety Performance

•
To provide incentives to achieve annual financial and operational performance targets, which focus on profitable growth and safe execution;

•
To reward achievement of those targets; and

•
To attract and retain key executives

Long-Term Incentive Plan Performance Stock Units (“PSUs”) Restricted Stock Units (“RSUs”)
•
PSUs vest over three years, subject to continued service, and are tied to the achievement of performance targets related to (i) Net Income and (ii) Operating Margin, in each case established by the Compensation Committee

•
RSUs vest over three years, subject to continued service

• To incentivize achievement of our long-term financial performance targets • To attract and retain key executives; and • To align executive and stockholder interests
Retirement Benefits 401(k) Matching	—	• To provide a competitive compensation package
Perquisites Healthcare Benefits Auto Allowance Aircraft Usage	—	• To maintain the health and safety of executives; and • To provide a competitive compensation package
Compensation Committee Pay Decisions
Base Salary Amounts
In accordance with Company practices, base salaries for employees are reviewed annually. For the NEOs, with the exception of the CEO, the Compensation Committee reviewed the recommendations from Mr. McCormick at the time of the annual reviews. The following table shows changes approved by the Board, effective February 27, 2022:
Name	2022 Base Salary	2021 Base Salary	Percentage Increase
Thomas E. McCormick	$850,000	$750,000	13.3%
Kenneth M. Dodgen	530,000	460,000	15.2%
John F. Moreno Jr.	600,000	560,000	7.1%
John M. Perisich	530,000	500,000	6.0%

2023 PROXY STATEMENT	PRIMORIS | 53

Executive Compensation
Annual Incentive Plan
The Company’s annual incentive plan (“AIP”) for senior leadership and executives is designed to provide annual awards payable in cash.
An eligible NEO that begins employment during the performance year will generally have to wait a year to enter the AIP, unless otherwise determined by the CEO and with the approval of the Compensation Committee. Generally, a NEO must be employed by the Company on the date any cash incentive compensation is paid. Otherwise, the NEO forfeits any and all rights to such compensation unless contractual provisions entitle the NEO to a full or pro-rated amount or otherwise determined by the CEO (other than with respect to himself) and with approval of the Compensation Committee.
Measurable Performance Awards
The measurable performance award for each NEO under the AIP is calculated as a percentage of such NEO’s base salary earned during the year (the “AIP Target”), which is then multiplied by the weighted achievement percentage associated with the Company performance metrics, as set forth in the following calculation:

54 | PRIMORIS	2023 PROXY STATEMENT

Executive Compensation
The Compensation Committee established the following AIP Targets for each NEO for the 2022 performance year:
Name	Base Salary Earned	AIP Target (% of Base Salary)	AIP Target Amount
Thomas E. McCormick	$833,461	120%	$1,000,154
Kenneth M. Dodgen	518,423	100	518,423
John F. Moreno Jr.	593,385	100	593,385
John M. Perisich	525,039	100	525,039
Net Income Component
The Net Income Component of the AIP is based on annual net income. A payout occurs only if actual net income is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2022 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If Net Income is (in millions)	% of Target	Achievement %
Below $89.9 (threshold)	Less than 75%	0%
$89.9	75%	25%
$119.9 (target)	100%	100%
At or above $143.9 (maximum)	120%	150%
For the 2022 performance year, the Compensation Committee established a target AIP net income of $119.9 million. The Compensation Committee concluded that actual AIP net income for the performance year was $117.7, which represents approximately 98.2% of the target and an achievement percentage of 94.5%.
The following table details the actual payouts associated with the AIP Net Income component:
Name	AIP Target Amount	AIP Net Income Component	Achievement Percentage	AIP Net Income Award Earned(1)
Thomas E. McCormick	$1,000,154	60%	94.5%	$566,951
Kenneth M. Dodgen	518,423	60	94.5	293,876
John F. Moreno Jr.	593,385	60	94.5	336,369
John M. Perisich	525,039	60	94.5	297,626

1
Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation

New Business Generated Component
The New Business Generated Component of the AIP is based on new contracts executed where scope is adequately defined, and revenue generated under contracts where scope is not adequately defined during the 2022 plan year. A payout occurs only if actual new business generated is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2022 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If New Business Taken is (in millions)	% of Target	Achievement %
Below $3,246.2 (threshold)	Less than 75%	0%
$3,246.2	75%	25%
$4,328.3 (target)	100%	100%
At or above $5,193.9 (maximum)	Greater than 120%	150%

2023 PROXY STATEMENT	PRIMORIS | 55

Executive Compensation
For the 2022 performance year, the Compensation Committee established a target AIP new business generated of $4,328.3 million. The Compensation Committee concluded that actual AIP new business generated for the performance year was $5,279.9 million, which represents approximately 122.0% of the target and an achievement percentage of 150.0%.
The following table details the actual payouts associated with the AIP New Business Generated component:
Name	AIP Target Amount	AIP New Business Generated Component	Achievement Percentage	AIP New Business Generated Award Earned(1)
Thomas E. McCormick	$1,000,154	20%	150.0%	$300,046
Kenneth M. Dodgen	518,423	20	150.0	155,527
John F. Moreno Jr.	593,385	20	150.0	178,015
John M. Perisich	525,039	20	150.0	157,512

1
Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation

Cash Management Component
The Cash Management Component of the AIP is based on the ability of the Company to manage cash during the 2022 plan year. Cash management is measured as the average days of accounts receivable outstanding plus the average days of unbilled contract revenue outstanding less the average days of deferred contract revenue outstanding. A payout occurs only if actual cash management is better than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2022 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If Cash Management is (in days)	% of Target	Achievement %
Above 87.5 (threshold)	Greater than 125%	0%
87.5	125%	25%
70 (target)	100%	100%
At or below 56.0 (maximum)	Less than 80%	150%
For the 2022 performance year, the Compensation Committee established a target AIP cash management of 70 days. The Compensation Committee concluded that actual AIP cash management for the performance year was 57 days, which represents approximately 81.4% of the target and an achievement percentage of 146.4%.
The following table details the actual payouts associated with the AIP Cash Management component:
Name	AIP Target Amount	AIP Cash Management Component	Achievement Percentage	AIP Cash Management Award Earned
Thomas E. McCormick	$1,000,154	10%	146.4%	$146,451
Kenneth M. Dodgen	518,423	10	146.4	75,912
John F. Moreno Jr.	593,385	10	146.4	86,888
John M. Perisich	525,039	10	146.4	76,881

56 | PRIMORIS	2023 PROXY STATEMENT

Executive Compensation
Safety Performance Component
The final component of the AIP is based on Company’s achievement of measurable safety performance goals. Performance with respect to this component is measured by the Company’s consolidated total recordable incident rate (“TRIR”) for the performance year. TRIR is defined as the number of work injuries in the performance year multiplied by 200,000 divided by reportable hours worked. A payout occurs only if actual TRIR is below the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2022 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points below the threshold amount, the awards are determined by interpolation):
If TRIR is	% of Target	Achievement %
Above 0.73 (threshold)	Greater than 125%	0%
0.75	125%	25%
0.58 (target)	100%	100%
Below 0.46 (maximum)	Less than 80%	150%
For the 2022 performance year, the Compensation Committee established a target AIP TRIR of 0.58. The Compensation Committee concluded that actual AIP TRIR for the performance year was 0.50, which represents approximately 86.2% of the target and an achievement percentage of 132.9%.
The following table details the actual payouts associated with the AIP Safety component:
Name	AIP Target Amount	AIP Safety Component	Achievement Percentage	AIP Safety Award Earned
Thomas E. McCormick	$1,000,154	10%	132.9%	$132,902
Kenneth M. Dodgen	518,423	10	132.9	68,889
John F. Moreno Jr.	593,385	10	132.9	78,850
John M. Perisich	525,039	10	132.9	69,768
Discretionary Amounts
Under the previous ICP, 25% of each NEOs total annual award was discretionary, as evaluated and approved by the Compensation Committee. There is not a requirement that there be a relationship between the measurable performance and the discretionary performance. For example, a discretionary performance bonus could be awarded even if most, or all, of the measurable performance goals were not attained. Similarly, an excellent measurable performance would not necessarily result in awarding a maximum discretionary performance amount. Under the AIP established in 2022, all annual awards were based on measurable performance.
The following table lists the discretionary performance award amounts for 2021.
Name	2021 Discretionary Performance Amount
Thomas E. McCormick	$352,387
Kenneth M. Dodgen	178,747
John F. Moreno, Jr.	193,274
John M. Perisich	206,578
Equity Awards
Under the previous ICP, all of the NEOs were paid their total awards (measurable and discretionary) 75% in cash and 25% in RSUs. The RSUs generally vest over three years in equal annual installments, as long as the NEO is employed by the Company, subject to accelerated vesting upon the reporting person’s termination without cause, death, disability, or retirement from the Company. The number of RSUs were determined using a 25% discount to the average December 2021 closing price for Primoris shares.

2023 PROXY STATEMENT	PRIMORIS | 57

Executive Compensation
The following table shows the total RSUs earned by each of the NEOs under the ICP in 2021 and granted in March 2022:
Name	RSUs Granted
Thomas E. McCormick	18,021
Kenneth M. Dodgen	8,774
John F. Moreno, Jr	10,332
John M. Perisich	9,759
Other Compensation Items
Stock Ownership Guidelines
In August 2019, our Nominating and Corporate Governance Committee established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The ownership guidelines are currently established at the following minimum levels:
Name	Guideline
Chief Executive Officer	3x base salary
Other Executive Officers	2x base salary
Officers will have five years from adoption of these stock ownership guidelines or five years from the date of hiring or promotion to acquire the shares needed to meet the stock ownership guidelines. The Company’s Secretary will evaluate compliance on an annual basis, as of April 29 of each year, and not on a running basis. If an officer achieves compliance with these stock ownership guidelines as of April 29 of any year, the officer will not be deemed to have failed to comply with these guidelines as of April 29 of any future year as a result of a decline in the Company’s stock price if the officer has not sold any shares. The Secretary will provide a compliance report to the Nominating and Corporate Governance Committee prior to the annual election of executive officers.
The following are used in determining stock ownership for purposes of these guidelines:
• shares owned separately by the officer or owned either jointly with, or separately by, his or her immediate family members residing in the same household;
• shares held in trust for the benefit of the officer or his immediate family members;
• shares purchased on the open market;
• shares purchased or awarded through the Company’s Long-term Retention Plan (the “LTR Plan”);
• vested and unvested time-based restricted stock or restricted stock units; and
• dividend equivalent shares.
Anti-Hedging Policy
The Company prohibits directors and executive officers from entering into speculative transactions in Primoris securities, such as prepaid variable forwards, forward sale contracts, short sales, equity swaps, collars, zero-cost collars and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.
Pay Recoupment (Clawback) Policy
The Company employs the following clawback policy that applies to NEOs. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any payment in settlement of an award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. The Board has sole discretion to make any and all decisions under this policy.
The SEC has adopted new rules that will affect the Company’s clawback policies. The Company will update its policies to be in compliance with such new rules when they go into effect.

58 | PRIMORIS	2023 PROXY STATEMENT

Executive Compensation
Risk Assessment
The Compensation Committee considered the risks associated with the Company’s compensation policies and practices for executive officers and determined that it did not identify any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the following considerations:

•
The Compensation Committee structures compensation at the senior management level to consist of both fixed and variable compensation. The base salaries of senior management are typically set at market levels and are designed to provide a steady income so that senior management does not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation are generally designed to reward both short-term and long-term performance as measured under several financial and operational performance metrics. Additionally, PSUs and RSUs generally vest over three years, which the Compensation Committee believes encourages senior management to focus on sustained stock appreciation and promotes retention. The Compensation Committee believes that the variable elements of compensation are a sufficient percentage of overall compensation to motivate short-term and long-term results, while the fixed element is also sufficient such that senior management is not encouraged to take unnecessary or excessive risks in doing so.

•
The Compensation Committee believes the financial and operational performance measures for determining cash and equity awards earned under our incentive plans are aligned with the Company’s short-term and long-term operating and strategic plans and that the targets for those measures are set at appropriate levels that do not encourage unnecessary or excessive risk taking.

•
The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider the Company’s long-term interests because a meaningful portion of their personal investment portfolio consists of the Company’s Common Stock.

• Individual awards are capped under our AIP, which the Compensation Committee believes mitigates excessive risk taking.

•
The Company has a clawback policy that allows us to recover certain incentive compensation from executive officers and other senior management for the achievement of certain Company financial results that were subsequently subject to a restatement.

Tax Matters
Generally, Internal Revenue Code Section 162(m) limits a tax deduction to public companies for compensation of each “covered employee” to $1 million in any one year. Amendments to Section 162(m) for the Tax Cuts and Jobs Act of 2017 (“Tax Act”) became effective in tax years beginning on or after January 1, 2018. As amended, Section 162(m) no longer allows performance-based compensation to be exempt from the deduction limitation. Further, for tax years beginning on or after January 1, 2018, the deduction limitation applies to compensation of a public company’s CEO, CFO and each of the next three highest compensated executive officers. Beginning in 2017, an employee who becomes a covered employee will remain a covered employee until separation from the Company. The Company structured the 2013 Equity Plan with the intention that certain performance awards made under the plan would qualify for tax deductibility. As a result of changes within the Tax Act, the performance awards are now subject to the deduction limitation along with other compensation.
Employment Agreements for Named Executive Officers
Effective April 1, 2022, the Company entered into an employment agreement with Thomas E. McCormick, setting out his annual base salary, plus a performance bonus opportunity. In the event of termination without cause, by death, disability or change of control, certain severance benefits will be paid, including a lump sum payment of 200% of base salary, a pro rata portion of a bonus, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any RSUs.
Effective April 1, 2022, the Company entered into employment agreements with Kenneth M. Dodgen, John F. Moreno, Jr., and John M. Perisich setting out their annual base salary, plus a performance bonus opportunity. In the event of termination without cause, by death, disability or change of control, certain severance benefits will be paid, including a lump sum payment of 100% of base salary, a pro rata portion of a bonus, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any RSUs.
All of the employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibits them, during the employment term and for two years thereafter, from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business from us, or to otherwise alter the manner in which a customer does business with us.

2023 PROXY STATEMENT	PRIMORIS | 59

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included herein and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Compensation Committee
Patricia K. Wagner (Chair)
Carla S. Mashinski
John P. Schauerman

60 | PRIMORIS	2023 PROXY STATEMENT

COMPENSATION TABLES

Summary Compensation Table
The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to our NEOs.
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Thomas E. McCormick President and Chief Executive Officer	2022	$833,461	$—	$475,214	$1,146,351	$130,561	$2,585,587
	2021	737,019	264,291	1,644,586	694,236	106,506	3,446,638
	2020	653,365	261,857	223,121	909,188	103,620	2,151,151
Kenneth M. Dodgen Executive Vice President, Chief Financial Officer	2022	$518,423	$—	$231,370	$594,204	$86,844	$1,430,841
	2021	453,960	134,060	673,805	332,584	64,821	1,659,230
	2020	421,956	131,532	122,462	456,689	36,374	1,169,013
John F. Moreno, Jr. Executive Vice President, Chief Operating Officer	2022	$593,385	$—	$272,455	$680,122	$67,540	$1,613,502
	2021	552,212	144,956	844,824	404,566	57,467	2,004,025
	2020	514,519	160,385	112,888	556,871	61,160	1,405,823
John M. Perisich Executive Vice President, Chief Legal Officer	2022	$525,039	$—	$257,345	$601,786	$86,659	$1,470,829
	2021	497,029	154,933	719,659	364,138	46,113	1,781,872
	2020	481,749	150,170	147,175	521,403	36,550	1,337,047

1
Salary includes all regular wages paid to the NEO and any amount that was voluntarily deferred by the NEO pursuant to our 401(k) Plan.

2
The amounts shown in this column represents the discretionary cash awards earned under the Company’s previous ICP, which is discussed in further detail in the preceding section “Compensation Discussion and Analysis—Overview”.

3
The amounts shown in this column represents the aggregate grant date fair value of the RSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718, as described in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The fair value was based on the market closing price of our stock one day prior to the grant date. This amount reflects our accounting expense to be recognized over the vesting period of the RSUs awarded and does not correspond to the actual value that will be recognized by the NEO. These awards were granted on March 1, 2022 based on 2021 performance under the Company’s previous ICP.

4
Amounts shown in this column reflect the measurable cash awards earned under the Company’s AIP, which is discussed in further detail in the preceding section “Compensation Discussion and Analysis—Annual Incentive Plan.”

5
All other compensation for the NEOs includes the following:

	Year	Auto Allowance	Personal Use of Company Airplane(a)	Company Paid Portion of Health Care Benefits	Company Paid Contributions to Employee 401(k) savings account	Total Other Compensation
Thomas E. McCormick	2022	$12,000	$93,196	$13,165	$12,200	$130,561
Kenneth M. Dodgen	2022	$11,800	$49,679	$13,165	$12,200	$86,844
John F. Moreno, Jr.	2022	$12,000	$28,113	$15,227	$12,200	$67,540
John M. Perisich	2022	$12,000	$49,294	$13,165	$12,200	$86,659

a
The Company determined the value of personal aircraft use using the aggregate incremental cost to the Company, including the cost of fuel, trip-related maintenance, crew travel expenses, landing fees, trip related costs and other variable costs. For tax purposes, income is imputed to the executive for non-business travel based on a multiple of the SIFL rates.

2023 PROXY STATEMENT	PRIMORIS | 61

Grants of Plan-Based Awards, Outstanding Equity Awards at Fiscal Year-End, Options Exercised and Stock Grants Vested
The following table sets forth the individual grants of plan-based awards to our NEOs during 2022.
Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock Awards(3)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Thomas E. McCormick	N/A	208,365	1,000,154	1,205,192
	3/1/2022				18,021	$475,214
Kenneth M. Dodgen	N/A	129,606	518,423	777,635
	3/1/2022				8,774	$231,370
John F. Moreno, Jr.	N/A	148,346	593,385	890,077
	3/1/2022				10,332	$272,455
John M. Perisich	N/A	131,260	525,039	787,558
	3/1/2022				9,759	$257,345

1
The threshold, target and maximum amounts in these columns show the range of cash payouts targeted for 2022 that could have been earned based on the achievement of performance goals under the AIP, which is discussed in further detail in “Compensation Discussion and Analysis—Compensation Committee Pay Decisions—Annual Bonuses”. The actual amounts paid are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

3
The amount shown in this column represents the aggregate grant date fair value of the RSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End
	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Thomas E. McCormick	68,564(2)	$1,504,294
Kenneth M. Dodgen	29,172(3)	640,034
John F. Moreno, Jr.	35,374(4)	776,106
John M. Perisich	31,489(5)	690,869

1
Market value is calculated by multiplying the number of RSUs that have not vested by the closing market price of our Common Stock on December 30, 2022 (the last business day of our most recently completed fiscal year), which was $21.94 per share.

2
Includes unvested awards of RSUs covering (i) 3,782 shares that vested on February 28, 2023; (ii) 12,427 shares that vested on March 1, 2023; (iii) 8,481 shares that vest on June 29, 2023; (iv) 12,426 shares that vest on March 1, 2024; (v) 25,441 shares that vest on June 29, 2024; and (vi) 6,007 shares that vest on March 1, 2025.

3
Includes unvested awards of RSUs covering (i) 2,076 shares that vested on February 28, 2023; (ii) 6,149 shares that vested on March 1, 2023; (iii) 2,969 shares that vest on June 29, 2023; (iv) 6,150 shares that vest on March 1, 2024; (v) 8,904 shares that vest on June 29, 2024; and (vi) 2,924 shares that vest on March 1, 2025.

4
Includes unvested awards of RSUs covering (i) 1,913 shares that vested on February 28, 2023; (ii) 7,376 shares that vested on March 1, 2023; (iii) 3,817 shares that vest on June 29, 2023; (iv) 7,376 shares that vest on March 1, 2024; (v) 11,448 shares that vest on June 29, 2024; and (vi) 3,444 shares that vest on March 1, 2025.

5
Includes unvested awards of RSUs covering (i) 2,494 shares that vested on February 28, 2023; (ii) 6,935 shares that vested on March 1, 2023; (iii) 2,969 shares that vest on June 29, 2023; (iv) 6,934 shares that vest on March 1, 2024; (v) 8,904 shares that vest on June 29, 2024; and (vi) 3,253 shares that vest on March 1, 2025.

62 | PRIMORIS	2023 PROXY STATEMENT

Stock Vested in 2022
The following table sets forth the number and value of stock awards that vested for the NEOs during 2022.
	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Thomas E. McCormick	10,200	$248,112
Kenneth M. Dodgen	5,301	129,306
John F. Moreno, Jr.	30,204	735,192
John M. Perisich	6,176	150,898

1
Amounts shown reflect the market value of the shares as of the vesting date.

Potential Payments Upon Termination
The Company has an employment agreement with Messrs. McCormick, Dodgen, Moreno, and Perisich. The terms of the employment agreements provide that we must pay certain severance benefits in the event the NEO is terminated by us for any reason other than for “cause”, including salary continuation for a twelve-month period.
The following table shows amounts that would be payable to each of the following NEOs under the scenario that the executive is terminated without cause, for a change in control, or leaves due to death or disability. The table assumes that the terminating event occurred on December 31, 2022, and the NEO returned an executed release of claims (other than if leaving due to death), on which these termination payments are conditioned.
	Base Salary(1)	Equity(2)	Bonus(3)	Health Care Benefits(4)	Accrued Vacation(5)	Total
Thomas E. McCormick	$1,700,000	$1,504,294	$1,146,351	$28,586	$81,731	$4,460,962
Kenneth M. Dodgen	530,000	640,034	594,204	25,460	50,962	1,840,660
John F. Moreno, Jr.	600,000	776,106	680,122	27,104	57,692	2,141,294
John M. Perisich	530,000	690,869	601,786	22,710	50,962	1,896,327

1
Calculated as a lump sum payment equal to 200% of Mr. McCormick’s base salary and one year’s base salary in respect of Messrs. Dodgen, Moreno and Perisich.

2
Represents accelerated vesting, as of December 31, 2022, of RSUs granted to each of the NEOs. The value is based on the closing price of our Common Stock at December 30, 2022 (the last business day of our most recently completed fiscal year).

3
In the event of termination without cause, or by death or disability, calculated as a lump sum payment equal to the target bonus amount that would have been paid for the calendar year.

4
In the event of the executive’s termination without cause or disability, he is entitled to up to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

5
Each executive is allowed an accrual of up to five weeks of vacation. For purposes of this table, it was assumed that the full five weeks would be paid upon termination.

Pay Ratio Disclosure
We are providing the following information to comply with Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K. For 2022, our last completed fiscal year, we determined the ratio of the annual total compensation of our CEO relative to the annual total compensation of our median employee. In determining the median employee, a ranked list was prepared of all of our employees (other than the CEO) based on their W-2 compensation as of December 31, 2022. Such employees include all full-time, part-time, seasonal, and temporary employees. Based on the diversity of our businesses across our service territories, W-2 earnings provide a fixed and fair representation of compensation across our enterprise and thus is an appropriate measure to determine the median employee. No other assumptions, adjustments, or estimates, including any cost-of-living adjustments, were made in identifying the median employee. For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO’s and median employee’s annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table.

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After applying the methodology described above, our median employee compensation using the Summary Compensation Table requirements was $50,709. Our CEO’s compensation as disclosed in the Summary Compensation Table was $2,585,587. Based on this information, the estimate of the ratio of compensation for our CEO to the median employee for 2022 was 51:1. This ratio is specific to our Company and may not be comparable to any ratio disclosed by another company.
Retirement Plans
We sponsor multiple defined contribution plans for eligible employees not covered by collective bargaining agreements. Our plans include various features such as voluntary employee pre-tax and Roth-based contributions and matching contributions made by us. The plans do not provide any benefits for any executives other than those provided to all employees.
2013 Equity Incentive Plan
Background. In May 2013, the stockholders approved, and the Company adopted the 2013 Equity Plan.
The principal purpose of our 2013 Equity Plan is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. In addition to awards made to officers, employees or consultants, the 2013 Equity Plan permits us to grant options or other equity securities to our Directors.
The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants, and rights, or upon settlement of RSUs, as of December 31, 2022, pursuant to the Company’s existing equity compensation plans. The only plan pursuant to which the Company may currently grant new equity-based awards is the 2013 Equity Plan.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights under equity plan(1) (a)	Weighted-average exercise price per share of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	508,877	$—	551,239
Equity compensation plans not approved by security holders	—	—	—
Total	508,877	$—	551,239

1
Equity awards listed represent RSUs awarded through the RSU Agreements under the 2013 Equity Plan.

64 | PRIMORIS	2023 PROXY STATEMENT

2022 PAY VERSUS PERFORMANCE DISCLOSURES

The table below includes information related to compensation for the Company’s Principal Executive Officer (“PEO”) and Non-PEO Named Executive Officers, as well as financial performance, during 2020 through 2022.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review Compensation Discussion and Analysis beginning on page 50.
	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(1)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) (e)	Value of initial fixed 100$ investment based on		Net Income (h)	Operating Income (i)
Year (a)					Total Shareholder Return(3) (f)	Peer Group Total Shareholder Return(4) (g)
2022	$2,585,857	$2,406,439	$1,505,057	$1,419,644	$101.97	$249.65	$133,021	$195,338
2021	3,446,638	3,072,011	1,815,042	1,312,950	110.16	209.89	115,739	170,151
2020	2,151,151	2,241,376	1,303,961	1,236,365	125.72	138.69	104,983	163,949

1
Mr McCormick served as our PEO for the full year for each of 2022, 2021, and 2020. For each of 2022, 2021 and 2020 our non-PEO NEOs included Mr. Dodgen, Mr. Moreno, and Mr. Perisich.

2
For each of 2022, 2021, and 2020, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflected the following adjustments to the values included in column (b) and column (d), respectively:

Mr. McCormick
	2022	2021	2020
Summary Compensation Table Total for PEO (column b)	$2,585,857	$3,446,638	$2,151,151
- Summary Compensation Table “Stock Awards” column value	$(475,214)	$(1,644,586)	$(223,121)
+ Year-end fair value of equity awards granted in the covered year that are outstanding and unvested at year-end	$395,381	$1,275,256	$313,346
+/- Year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	$(103,108)	$(27,465)	$—
+/- Year-over-year change as of the vesting date in fair value of equity awards granted in any prior years which vested during the covered fiscal year	$3,523	$22,168	$—
Compensation Actually Paid to PEO (column c)	$2,406,439	$3,072,011	$2,241,376
Average for Non-PEO NEOs
	2022	2021	2020
Summary Compensation Table Average Total for NON-PEO NEOs (column d)	1,505,057	1,815,042	1,303,961
- Summary Compensation Table “Stock Awards” column value	(253,723)	(746,096)	(311,289)
+ Year-end fair value of equity awards granted in the covered year that are outstanding and unvested at year-end	$211,099	$285,862	$179,069
+/- Year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	$(45,676)	$(44,952)	$72,787
+/- Year-over-year change as of the vesting date in fair value of equity awards granted in any prior years which vested during the covered fiscal year	$2,887	$3,094	$(8,163)
Average Compensation Actually Paid to NON-PEO NEOs (column e)	$1,419,644	$1,312,950	$1,236,365
Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in our Summary Compensation Table amounts.

2023 PROXY STATEMENT	PRIMORIS | 65

3
Pursuant to SEC rules, total stockholder return (TSR) amounts reported assume an initial fixed investment of $100 and that all dividends were reinvested. The Company and peer group total stockholder return for 2020 represents the one-year return for January 1, 2020 to December 31, 2020; for 2021 the returns shown represents the two-year return from January 1, 2020 to December 31, 2021 and for 2022 the returns shown represents the three-year return from January 1, 2020 to December 31, 2022.

4
For purposes of this pay versus performance disclosure, our peer group consists of five companies which are: MasTec,Inc., Matrix Service Company, Quanta Services, Inc., Sterling Construction Company, Inc., and Granite Construction, Inc. This Peer Group is consistent with the peer group used in Item 5 of our 2022 Form 10-K.

Relationship Between Pay and Performance
The following graphical comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2022, 2021, and 2020, including: (a) comparisons between the (i) compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of Total Shareholder Return, Net Income and Operating Income; and (b) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group.
Relationship Between Compensation Actually Paid and Total Shareholder Return
Relationship Between Compensation Actually Paid and (i) Net Income and (ii) Operating Income

66 | PRIMORIS	2023 PROXY STATEMENT

The following table lists the financial and non-financial performance measures that we believe represent the most important performance measures used to link compensation actually paid to our PEO and non-PEO NEOs for 2022 to our performance:
Net Income
Operating Income
Adjusted EBITDA
New Business Generated
Total Recordable Incident Rate

2023 PROXY STATEMENT	PRIMORIS | 67

STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING

The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder’s proposal in a public company’s proxy materials. Under those rules, proposals submitted for inclusion in our 2024 proxy materials must be received on or before the close of business on November 25, 2023. Proposals for inclusion in our 2024 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.
Our Amended and Restated Bylaws (“Bylaws”) provide that in order for nominations of persons for election to the Board and a proposal of business to be properly brought before an Annual Meeting of Stockholders, it must be either: (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the nomination or business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. In addition, stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our by-laws must comply with the additional requirements of Rule 14a-19, including delivery of written notice that sets forth all information required by Rule 14a-19(b) under the Exchange Act. Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the subsequent year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder for the subsequent year’s Annual Meeting must be delivered to our Secretary within a “reasonable time” prior to our mailing of the proxy materials for the subsequent year’s Annual Meeting of Stockholders. To be properly brought before the 2024 Annual Meeting, notice must be received no later than February 8, 2024.
Any stockholder who intends to present a proposal or nominate persons for election to the Board at the 2024 Annual Meeting of Stockholders must send notice, with all required information, via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Secretary.

68 | PRIMORIS	2023 PROXY STATEMENT

OTHER MATTERS

This Proxy Statement, being mailed and made available electronically (on our Company website at www.prim.com) to stockholders on or about March 24, 2023, is being sent to you by the Board of Directors (the “Board”) of Primoris Services Corporation in connection with our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held virtually at 9:00 a.m. Central Time, on Wednesday, May 3, 2023. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
Purpose of the Annual Meeting
At the Annual Meeting, our stockholders will vote to elect nine directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2024, or until a successor is elected and qualified, will vote on an advisory, non-binding basis, on the Company’s executive compensation program and the proposed timeline for seeking executive compensation non-binding advisory votes in the future, will vote to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and will vote to approve the adoption of the Company’s proposed 2023 Equity Incentive Plan. In addition, management will respond to any questions from stockholders.
Materials provided
The Board is sending you this Proxy Statement and the enclosed proxy card in order to solicit your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.
Annual Meeting attendance
All stockholders as of March 13, 2023 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. You will need to register to be able to attend the Annual Meeting virtually. Gaining admission to the Annual Meeting depends on how your stock ownership is recorded with our transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”). If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain a legal proxy from your broker, bank, or other nominee and provide when registering for the virtual meeting. If your stock is registered directly in your name with our Transfer Agent, you need to provide the control number found on your proxy card when registering for the virtual meeting.
Voting at the Annual Meeting
Holders of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 53,273,552 shares of Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting.
Quorum requirement
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum.
Stockholder of record & beneficial owner
All stockholders are invited to attend the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

2023 PROXY STATEMENT	PRIMORIS | 69

Stockholder of Record
If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Voting electronically at the Annual Meeting—You may vote your shares electronically at the Annual Meeting by visiting the link provided during the Annual Meeting while the polls are open and providing the control number found on your proxy card. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Voting without attending the Annual Meeting—Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.
Changing your vote after returning your proxy card—You can revoke your proxy before it is exercised at the meeting by:
•
delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

•
executing and delivering a later dated proxy card to our Secretary; or

•
attending and voting electronically at the Annual Meeting.

Beneficial Owner of Shares
If your shares are held in a stock brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the stockholder of record. As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for your use.
Voting without attending the Annual Meeting—Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.
Changing your vote after returning your proxy card—You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote electronically at the Annual Meeting in person by following the instructions in the next section below.
Voting electronically at the Annual Meeting—You may vote electronically at the Annual Meeting by visiting the link provided during the Annual Meeting while the polls are open and providing your virtual control number assigned to you in the registration confirmation email.
Required votes to approve each item
Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting. All proposals require an affirmative vote of the majority of shares represented in person or by proxy, and entitled to vote on the subject matter other than the election of Directors, which is determined by a plurality of shares represented in person or by proxy. The individual receiving the largest number of votes for each position will be elected.
In voting on Proposal 1, the election of Directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. In voting on any other proposal, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. A properly executed proxy marked “ABSTAIN” with respect to any other proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote on that matter. If you are a beneficial owner, shares represented by broker non-votes (when the broker indicates they do not have their customer’s direction on how to vote, nor has discretionary authority on how to vote) will be counted in determining whether there is a quorum, but will not be counted as votes cast on any proposal where the broker indicated they do not have discretionary voting authority. Brokers and other nominees who are New York Stock Exchange members are expected to have discretionary voting power only for Proposal 4, the ratification of Moss Adams LLP as our independent registered public accounting firm, but not for any other proposals. As a result, if you do not provide specific voting instructions to your record holder, New York Stock Exchange rules will allow the record holder to vote only on Proposal 4, and not on Proposals 1, 2, 3, or 5.

70 | PRIMORIS	2023 PROXY STATEMENT

Inspector of elections
Our Executive Vice President, Chief Legal Officer and Secretary, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.
Voting results of the Annual Meeting
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on a Form 8-K filing with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
Board recommendations
The Board recommends a vote:
•
FOR Proposal No. 1, to elect each of the nine director nominees to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2024 or until a successor is elected and qualified.

•
FOR Proposal No. 2, the advisory, non-binding vote approving the Company’s named executive officer compensation.

•
FOR Proposal No. 3, to hold “EVERY YEAR” an advisory, non-binding vote on the Company’s named executive officer compensation.

•
FOR Proposal No. 4, to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

•
FOR Proposal No. 5, to approve the adoption of the Company’s 2023 Equity Incentive Plan.

Unless you give other instructions on your proxy card, the individual(s) named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board.
Expense of soliciting proxies
We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity or by a proxy solicitation firm. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.
Information about Primoris Services Corporation
We maintain a corporate website at www.prim.com. Visitors to the Investor Relations section of our website can view and print copies of our SEC filings, including this Proxy Statement and Forms 10-K, 10-Q and 8-K. Copies of the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Code of Conduct, our Corporate Governance Guidelines, and our Sustainability information are also available through our website. Additional Company charters and policies are also available such as our Cyber Security Steering Committee Charter, Human Rights Policy, Corporate Environmental Policy, Diversity & Inclusion Committee Charter and ESG Committee Charter. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company’s headquarters.
Documents not incorporated by reference
The Audit Committee Report and the Compensation Committee Report are not deemed filed with the SEC and, in addition to the information included under the section entitled “2022 Pay Versus Performance Disclosures”, shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Act of 1934, as amended (the “Exchange Act”) except to the extent that we specifically, and in writing, incorporate such information by reference. Web links throughout this document are provided for convenience only, and the information contained on our website or other web links is not incorporated by reference in, nor is it considered to be a part of, this Proxy Statement.
Other Information
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2023 Annual Meeting. The person(s) named in your proxy will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

2023 PROXY STATEMENT	PRIMORIS | 71

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary.
Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Investor Relations, or by contacting us at (214) 740-5600. You may also obtain a separate Proxy Statement or Annual Report without charge by sending a written request to the above address. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC is available without charge upon written request to:
Primoris Services Corporation
2300 N. Field Street, Suite 1900
Dallas, Texas 75201
Attention: Investor Relations
Any stockholder or stockholder’s representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, or at (214) 740-5600. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 26, 2023.
Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.
By Order of the Board of Directors,
John M. Perisich
Executive Vice President, Chief Legal Officer and Secretary

72 | PRIMORIS	2023 PROXY STATEMENT

Appendix A
Primoris Services Corporation
2023 Equity Incentive Plan
1.
ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1   Establishment.   The Primoris Services Corporation 2023 Equity Incentive Plan (the “Plan”) is effective as of            , 2023, the date of its approval by the stockholders of the Company (the “Effective Date”). Following the Effective Date: (i) no additional awards may be granted under the Company’s 2013 Equity Incentive Plan (the “Prior Plan”); and (ii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan, as applicable.
1.2   Purpose.   The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards.
1.3   Term of Plan.   The Plan shall continue in effect until the earlier of 10 years from the Effective Date or its termination by the Board or the Committee.
2.
DEFINITIONS AND CONSTRUCTION.

2.1   Definitions.   Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)   “Affiliate” means (i) an entity, including a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, including a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
(b)   “Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(f)   “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by an applicable written contract of employment or service, the occurrence of any of the following:

(i)   an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(ii)   a liquidation or dissolution of the Company.
For purposes of the preceding sentence, indirect beneficial ownership shall include an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
(g)   “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(h)   “Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no Committee, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(i)   “Company” means Primoris Services Corporation, a Delaware corporation, or any successor corporation thereto.
(j)   “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.
(k)   “Director” means a member of the Board.
(l)   “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(m)   “Dividend Equivalent” means an accrual, made at the discretion of the Committee or as otherwise provided by the Plan, to a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant. Options, SARs and Performance Units are not eligible to receive Dividend Equivalents.
(n)   “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)   “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)   Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)   Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.
(iii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
(q)   “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(r)   “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(s)   “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(t)   “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
(u)   “Officer” means any person designated by the Board as an officer of the Company.
(v)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.
(w)   “Other Stock-Based Award” means an Award under Section 11 that is valued in whole or in part by reference to, or is otherwise based upon, Stock.
(x)   “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(y)   “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(z)   “Participant” means any eligible person who has been granted one or more Awards.
(aa)   “Participating Company” means the Company or any Affiliate.
(bb)   “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
(cc)   “Performance Award” means an Award of Performance Shares or Performance Units.
(dd)   “Performance Goal” means a performance goal established by the Committee, which may be on the basis of targets to be attained with respect to one or more measures of business, financial, operational, or individual performance or any other measure of performance. Such performance goals may be established individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured, including annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group.
(ee)   “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(ff)   “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(gg)   “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of such Performance Unit, as determined by the Committee, based upon performance.
(hh)   “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9, as applicable, and the Participant’s Award Agreement.
(ii)   “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Stock Award are subject to Vesting Conditions.
(jj)   “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(kk)   “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
(ll)   “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).
(mm)   “Securities Act” means the Securities Act of 1933, as amended.
(nn)   “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds 90 days, then on the 91st day following the commencement of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
(oo)   “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.
(pp)   “Stock Award” means an Award of Stock granted to a Participant pursuant to Section 8.
(qq)   “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(rr)   “Substitute Awards” means Awards granted or Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by any Participating Company or with which any Participating Company combines.
(ss)   “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation within the meaning of Section 422(b)(6) of the Code.
(tt)   “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.
2.2   Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.
3.
ADMINISTRATION.

3.1   Administration by the Committee.   The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
3.2   Authority of Officers.   Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers or Employees the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, subject to the terms of the Plan and applicable law.
3.3   Administration with Respect to Insiders.   With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4   Powers of the Committee.   In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)   to determine the type of Award granted;
(c)   to determine the Fair Market Value of shares of Stock or other property;
(d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including: (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, the Performance Period and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (iv) the time of the expiration of any Award, (v) the effect of the Participant’s termination of Service on any of the foregoing, and (vi) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)   to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
(f)   to approve one or more forms of Award Agreement;
(g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)   without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;
(j)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5   No Repricing without Stockholder Approval.   Without stockholder approval, the Board and the Committee shall not (a) reduce the exercise price of an outstanding Option or SAR or (b) at any time when the exercise price of an outstanding Option or SAR is above the Fair Market Value of a share of Stock, approve, cancel and re-grant or exchange an outstanding Option or SAR for cash or a new Award with a lower (or no) exercise price, or (c) take any other action that is considered to be a repricing under the applicable rules of any stock exchange or market system upon which the Stock may then be listed. This Section 3.5 shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code or to any actions taken in connection with an adjustment under Section 4.3.
3.6   Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within 60 days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.
SHARES SUBJECT TO PLAN.

4.1   Maximum Number of Shares Issuable.   Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to (i) 6,500,000 shares of Stock, plus (ii) the number of shares of Stock subject to any award outstanding under the Prior Plan as of the Effective Date that after the Effective Date are not issued because such award is forfeited, is canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash. The shares of Stock that may be issued under this Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2   Share Accounting.   If an outstanding Award is forfeited, canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash or is repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Notwithstanding the foregoing, Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 14.2 or in payment of any exercise price of an Option shall not again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR or an Option, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR or Option is exercised. Shares of Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for the future grant of Awards hereunder.
4.3   Adjustments for Changes in Capital Structure.   Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.
4.4   Substitute Awards.   Substitute Awards shall not reduce the shares of Stock authorized for issuance under the Plan. Additionally, in the event that a company acquired by any Participating Company, or with which any Participating Company combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for issuance under the Plan; provided that, Awards using such available shares (a) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, (b) shall only be made to individuals who were not employees or service providers of any Participating Company at the time of such acquisition or combination, and (c) shall comply with the requirements of any stock exchange or market system upon which the Stock may then be listed.
5.
ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1   Persons Eligible for Awards.   Awards may be granted only to Employees, Consultants and Directors.
5.2   Participation in Plan.   Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3   Award Limitations.
(a)   Incentive Stock Option Limitations.
(i)   Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.   Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 6,500,000. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.
(ii)   Persons Eligible.   An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 8.2.
(iii)   Fair Market Value Limitation.   To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than $100,000, the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(iv)   Date of Grant.   Notwithstanding Section 1.3, no Incentive Stock Options shall be granted following February 22, 2033.
(b)   Minimum Vesting.   Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, however, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) Substitute Awards, (ii) Awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) Awards that vest in connection with a Participant’s death, Disability, retirement or upon or following a Change in Control, and (iv) any shares of Stock issued under additional Awards the Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Sections 4.2 and 4.3).
(c)   Limit on Non-Employee Director Compensation.   The aggregate dollar value of equity-based (based on the grant date Fair Market Value of equity-based Awards) and cash compensation granted under this Plan or otherwise to any non-employee Director shall not exceed $500,000 during any calendar year; provided, however, that in the calendar year in which a non-employee Director first joins the Board or during any calendar year in which a non-employee Director is designated as Chairman of the Board or Lead Director, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to $800,000 during any calendar year; and provided, further, however, that fees paid by the Company on behalf of any non-employee Director in connection with regulatory compliance and any amounts paid to a non-employee Director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to a non-employee Director in his or her capacity as an advisor or consultant to the Company.
(d)   No Reload Grants.   No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of an Option or SAR.
(e)   Transferability.   During the lifetime of the Participant, Options, SARs and Stock Purchase Rights shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Awards shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, an Award (other than an Incentive Stock Option) shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act; provided, however, that no Award shall be assignable or transferable to any third-party financial institution.
6.
STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1   Exercise Price.   The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share of an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than 110% of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
6.2   Exercisability and Term of Options.   Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of 10 years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate 10 years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3   Payment of Exercise Price.
(a)   Forms of Consideration Authorized.   Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)   Limitations on Forms of Consideration.
(i)   Tender of Stock.   Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.
(ii)   Cashless Exercise.   The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
6.4   Effect of Termination of Service.
(a)   Option Exercisability.   Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period set forth in the Award Agreement.
(b)   Extension if Exercise Prevented by Law.   Notwithstanding the foregoing, other than upon a termination for Cause, if the exercise of an Option within the applicable time period set forth in the Award Agreement is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the original expiration date of the Option.
(c)   Extension if Participant is Subject to Section 16(b).   Notwithstanding the foregoing, other than upon a termination for Cause, if a sale within the applicable time periods set forth in the Award Agreement of shares acquired upon the exercise of the Option would subject the Participant to liability under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such liability, (ii) the 190th day after the Participant’s termination of Service, or (iii) the original expiration date of the Option.
7.
STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1   Types of SARs Authorized.   SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2   Exercise Price.   The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
7.3   Exercisability and Term of SARs.
(a)   Tandem SARs.   Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)   Freestanding SARs.   Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of 10 years after the effective date of grant of such SAR.
7.4   Exercise of SARs.   Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5   Deemed Exercise of SARs.   If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
7.6   Effect of Termination of Service.   Subject to earlier termination of the SAR as otherwise provided herein, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period set forth in the Award Agreement.
8.
STOCK AWARDS.

Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1   Grant of Stock Awards.   Stock Awards may be granted upon such conditions as the Committee shall determine. Subject to Section 5.3(b), Stock Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including Performance Goals, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
8.2   Purchase Price.   The purchase price, if any, for shares of Stock issuable under each Stock Award shall be established by the Committee in its discretion. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Stock

Award. Payment of the purchase price for a Stock Award, if any, shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof. The Committee may at any time or from time to time grant Stock Awards which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.
8.3   Voting Rights; Dividends and Distributions.   Except as provided in this Section 8.3 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution, such dividend or distribution shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid.
9.
RESTRICTED STOCK UNITS.

Awards of Restricted Stock Units shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Award or purported Award of Restricted Stock Units shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1   Grant of Restricted Stock Units.   Restricted Stock Units may be granted upon such conditions as the Committee shall determine. Subject to Section 5.3(b), Restricted Stock Units may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including Performance Goals, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.2   Purchase Price.   No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving an Award of Restricted Stock Units, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Units.
9.3   Voting Rights, Dividend Equivalent Rights and Distributions.   Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Units that the Participant shall be entitled to accrue Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, may, as determined by the Committee, accrue in the form of additional Restricted Stock Units or as an unfunded cash balance in a notional account. Accrued Dividend Equivalents, if any, will only be paid to the extent that the Restricted Stock Units to which such accrued Dividend Equivalents relate become vested or are otherwise to be settled.
9.4   Settlement of Restricted Stock Units.   The Company shall issue to a Participant on the date on which Restricted Stock Units vest or on such other date set forth in the Award Agreement one share of Stock for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Units by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section 9.4. The Committee, in its discretion, may provide in any Award Agreement evidencing Restricted Stock Units that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.
10.
PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1   Types of Performance Awards Authorized.   Performance Awards may be granted in the form of Performance Shares, Performance Units or in any other form of Award under the Plan that is subject to Performance Goal(s). Each Award Agreement evidencing a Performance Award shall specify the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2   Initial Value of Performance Shares and Performance Units.   Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3   Settlement of Performance Awards.
(a)   Determination of Final Value.   As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement.
(b)   Adjustment of Award Formula.   In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine, including adjustments to account for unanticipated events or occurrences at the time a Performance Goal was established or other unusual or nonrecurring events.
(c)   Notice to Participants.   As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.3(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(d)   Payment in Settlement of Performance Awards.   Payment shall be made to each eligible Participant of the final value of the Participant’s Performance Award following the Committee’s determination and certification in accordance with Sections 10.3(a) and (b) as set forth in the Award Agreement.
10.4   Voting Rights; Dividend Equivalent Rights and Distributions.   Participants shall have no voting rights with respect to shares of Stock represented by Performance Shares until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Shares that the Participant shall be entitled to accrue Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, may, as determined by the Committee, accrue in the form of additional Performance Shares or in a notional account. Accrued Dividend Equivalents, if any, will only be paid to the extent that the Performance Goals underlying the original Performance Shares have been attained and the Performance Shares to which such Dividend Equivalents relate become vested or are otherwise to be settled, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share.
11.   OTHER STOCK-BASED AWARDS.   The Committee is authorized, subject to limitations under applicable law, to grant Other Stock-Based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, other rights convertible into shares of Stock and Awards valued by reference to the book value of Stock or the value of securities of specified subsidiaries, affiliates or business segments or units. The Committee may determine the terms and conditions of such Other Stock-Based Awards, which may be awarded either alone or in addition to or in tandem with any other Awards under this Plan.
12.
CHANGE IN CONTROL.

In the event of a Change in Control, the Committee may provide for any one or more of the following:
12.1   Accelerated Vesting.   The Committee may, in its sole discretion, provide in any Award Agreement or otherwise take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting or the lapse of the Restriction Period, as applicable, in connection with such Change in Control of any or all outstanding Awards upon such conditions, including termination of the Participant’s Service prior to, upon or following such Change in Control, and to such extent as the Committee shall determine.
12.2   Assumption or Substitution.   The surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Awards, or substitute for outstanding Awards substantially equivalent awards for the Acquiror’s stock.
12.3   Cash-Out.   The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price or purchase price per share, if applicable, under such Award (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Awards as soon as practicable following the date of the Change in Control, subject to Section 409A, and in respect of the unvested portion of their canceled Awards in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control, subject to the Committee’s authority set forth in Section 12.1. For the avoidance of doubt, any Option or SAR with an exercise price or purchase price per share equal to or greater than the consideration to be paid per share of Stock in the Change in Control may be, without the consent of any Participant, canceled for no consideration.
In no event shall any action be taken pursuant to this Section 12 that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A.
13.
COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
14.
TAX WITHHOLDING.

14.1   Tax Withholding in General.   The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment, broker-assisted sale, or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
14.2   Withholding in Shares.   If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
15.
AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.3 and 4.4), (b) no change in the class of persons eligible to receive Awards, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. No amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant or other adequate consideration therefor (as determined in the sole discretion of the Committee); provided however, that, notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including Section 409A.
16.
COMPLIANCE WITH SECTION 409A.

16.1   Deferral of Payment.   The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Stock or cash upon vesting or other events with respect to Restricted Stock Units, Performance Awards or Other Stock-Based Awards. Notwithstanding anything herein to the contrary, in no event will any election to defer the delivery of Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.
16.2   Committee Authority; No Liability.   Notwithstanding anything in this Plan to the contrary, with respect to any Award that is “deferred compensation” subject to Section 409A, the Committee shall exercise its discretion in a manner that causes such Awards to be compliant with or exempt from the requirements of Section 409A. Without limiting the foregoing, unless expressly agreed to in writing by the Participant holding such Award, the Committee shall not take any action with respect to any Award which constitutes (a) a modification of a stock right within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (b) an extension of a stock right, including the addition of a feature for the deferral of compensation within the meaning of Treas. Reg. § 1.409A-1 (b)(5)(v)(C), or (c) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(E). The Company, any Affiliate which is in existence or hereafter comes into existence, the Board, the Committee or its delegates shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board or the Committee in respect thereof.
16.3   Specified Employee Delay.   To the extent any payment under this Plan is considered deferred compensation subject to the restrictions contained in Section 409A, such payment may not be made to a specified employee (as determined in accordance with a uniform policy adopted by the Company with respect to all arrangements subject to Section 409A) upon “separation from service” (within the meaning of Section 409A) before the date that is six months after the specified employee’s separation form service (or, if earlier, the specified employee’s death). Any payment that would otherwise be made during this period of delay shall be accumulated and paid on the sixth month plus one day following the specified employee’s separation from service (or, if earlier, as soon as administratively practicable after the specified employee’s death).
17.
MISCELLANEOUS PROVISIONS.

17.1   Repurchase Rights.   Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2   Clawback; Forfeiture Events.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
(b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
(c)   Awards granted under this Plan will also be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy or under Section 17.2(b) will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
17.3   Rights as Employee, Consultant or Director.   No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
17.4   Rights as a Stockholder.   A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.
17.5   Delivery of Title to Shares.   Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
17.6   Fractional Shares.   The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
17.7   Retirement and Welfare Plans.   Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
17.8   Beneficiary Designation.   Subject to local laws and procedures, each Participant may file with the Company, in a form and manner determined by the Company, a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before such Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s estate.
17.9   Severability.   If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
17.10   No Constraint on Corporate Action.   Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
17.11   Unfunded Obligation.   Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
17.12   Choice of Law.   Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICKEASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PRIMORIS SERVICESCORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 2, 2023.INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –To attend the virtual online annual meeting, visit: https://www.viewproxy.com/Primoris/2023/vmMAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.PROXY CARDFOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPlease markXTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.your voteslike this Proposal 1 — Election of Directors—The Board recommends a vote “FOR” each listed nominee as a Director for a one-year term expiring in 2024:Nominees:FORWITHHOLD1— Michael E. Ching2— Stephen C. Cook3—David L. King4— Carla S. Mashinski5— Terry D. McCallister6— Thomas E. McCormick7— Jose R. Rodriguez8— John P. Schauerman9— Patricia K. Wagner Proposal 3 — Advisory, Non-Binding ONETWOTHREEVote Approving the Frequency of AdvisoryYEARYEARSYEARSABSTAINVotes on Named Executive OfficerCompensation. The Board recommends avote for an advisory stockholder vote onnamed executive officer compensation EVERY YEAR.Proposal 4 — Ratification of Selection of MossFORAGAINSTABSTAINAdams LLP as the Company’s IndependentRegistered Public Accounting Firm for the fiscalyear ending December 31, 2023. The Boardrecommends a vote “FOR” the ratification of Moss Adams, LLP as theCompany’s Independent Registered Public Accountant.Proposal 5 — Approval of the Company’s 2023FORAGAINSTABSTAINEquity Incentive Plan. The Board recommendsa vote “FOR” the approval of the 2023 EquityIncentive Plan.Please Mark Here for Address Change or Comments – SEE REVERSE SIDE Proposal 2 — Advisory, Non-Binding Vote FOR AGAINST ABSTAIN Approving the Company’s Named Executive Officer Compensation. The Board recommends avote “FOR” the ratification of the advisory, non-binding proposal on the compensation of theCompany’s named executive officers CONTROL NUMBER
Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 3, 2023The Proxy Statement, Annual Report onForm 10-K and our 2022 Annual Report to Stockholders are available at https://www.cstproxy.com/primoris/2023FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSPRIMORIS SERVICES CORPORATIONPROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2023The undersigned hereby appoints David L. King as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common Stock of Primoris Services Corporation, held of record by the undersigned as of March 13, 2023, which the undersigned may be entitled to vote at the 2023 Annual Meetingof Stockholders to be held at 9:00 a.m., Central Time, on Wednesday, May 3, 2023, virtually at https://www.viewproxy.com/Primoris/2023/vm, and any continuation(s), postponement(s) oradjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED
FOR ALL THE NOMINEES LISTED IN PROPOSAL 1, FOR ON PROPOSAL 2, FOR EVERY YEAR ON PROPOSAL 3, FOR ON PROPOSAL 4 AND FOR ON PROPOSAL 5. IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLYAddress Change/Comments (mark the corresponding box on the reverse side)–––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––(Continued and to be marked, dated and signed, on the other side)